                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 15, 2004

                          WESTERN STANDARD CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Wyoming                       000-3802             83-0184378
--------------------------         --------------      -------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)

     400 East Snow King Avenue
     Post Office Box 1846
     Jackson, Wyoming                                        83001
--------------------------------------------              ------------
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (307) 773-5200

                                       N/A
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate  box if the Form 8-K filing is intended to  simultaneously satisfy  the filing  obligation  of the  registrant  under any of the  following provisions (see General Instruction A.2):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement

     Effective  November 15, 2004, the registrant  entered into an Agreement and
Plan of  Merger.  Pursuant  to the merger  agreement,  Snow King  Interests  LLC
("SKI"), an entity controlled by Manuel B. Lopez and James M. Peck, two officers and directors of the  registrant,  have agreed to pay $0.32 per share,  in cash, for each share of common stock of the registrant not currently  owned by Messrs.
Lopez or Peck or their  affiliates and the registrant will become a wholly-owned subsidiary  of SKI.  Consummation  of the  transaction  is  subject  to  various conditions,  including,  among other  things,  the approval by the  registrant's
stockholders  and  the  obtaining  of  various  regulatory  approvals.   If  the
transaction fails to close because of SKI's inability to obtain  financing,  the registrant will be entitled to debt  forgiveness in the amount of  approximately
$100,000.  The  transaction  is  expected to be  consummated  early in the first quarter of calendar 2005 and the merger agreement  provides that the transaction must be  completed  by March 31,  2005.  If the  registrant  obtains a  superior proposal,  its  Board  of  Directors  may  accept  such  proposal  although  the registrant must pay a $50,000 break-up fee.

     Messrs.  Lopez and Peck and their  affiliates  own  beneficially  5,438,212 shares, or approximately 54%, of the registrant's  issued and outstanding voting common stock.  Messrs.  Lopez and Peck and their  affiliates have agreed to vote their shares in  accordance  with the majority of shares cast for or against the merger proposal by unaffiliated stockholders of the registrant.

Item 9.01.        Financial Statements and Exhibits

(a)      Financial Statements                        None.

(b)      Pro Forma Financial Statements              None.

(c)      Exhibits:                                   Filed herewith:

Exhibit No.               Description
-----------               -----------

2.0                        Agreement and Plan of Merger between and among Western
                           Standard Corporation, Snow King Interests LLC and LZ
                           Acquisition, Inc. dated November 15, 2004

2.1                        Voting Agreements dated November 15, 2004 between
                           Western Standard Corporation and:

                           (a)      Manuel B. Lopez
                           (b)      James M. Peck
                           (c)      Manuel B. Lopez Living Trust
                           (d)      Deborah W. Lopez Living Trust
                           (e)      James M. Peck, Trustee

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                   WESTERN STANDARD CORPORATION

Date:  November 16, 2004                    By:  /s/ Manuel B. Lopez
                                               ---------------------------------
                                                     Manuel B. Lopez
                                                     President

                                  EXHIBIT INDEX

Exhibit No.                                          Description
-----------                                          -----------

       2.0                 Agreement and Plan of Merger between and among Western
                           Standard Corporation, Snow King Interests LLC and LZ
                           Acquisition, Inc. dated November 15, 2004

       2.1                 Voting Agreements dated November 15, 2004 between Western
                           Standard Corporation and:

                           (a)      Manuel B. Lopez
                           (b)      James M. Peck
                           (c)      Manuel B. Lopez Living Trust
                           (d)      Deborah W. Lopez Living Trust
                           (e)      James M. Peck, Trustee

                                                                    EXHIBIT 2.0

                          AGREEMENT AND PLAN OF MERGER

                                   DATED AS OF

                                November 15, 2004

                                      AMONG

                          WESTERN STANDARD CORPORATION

                             SNOW KING INTERESTS LLC

                                       AND

                              LZ ACQUISITION, INC.

                                TABLE OF CONTENTS

ARTICLE I
THE MERGER; CLOSING
-------------------
         Section 1.01      The Merger
         Section 1.02      Effective Time
         Section 1.03      Effects of the Merger
         Section 1.04      Conversion of Shares
         Section 1.05      Payment of Shares
         Section 1.06      The Closing
         Section 1.07      Dissenters' Rights

ARTICLE II
THE SURVIVING CORPORATION; DIRECTORS AND OFFICERS
         Section 2.01      Articles of Incorporation
         Section 2.02      Bylaws
         Section 2.03      Directors and Officers

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY
         Section 3.01      Organization and Qualification
         Section 3.02      Authority; Non-Contravention; Approvals
         Section 3.03      Proxy Statement and Other SEC Filings
         Section 3.04      Brokers and Finders

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
         Section 4.01      Organization and Qualification
         Section 4.02      Capitalization
         Section 4.03      Subsidiaries
         Section 4.04      Authority; Non-Contravention; Approvals
         Section 4.05      Reports and Financial Statements
         Section 4.06      Absence of Undisclosed Liabilities
         Section 4.07      Absence of Certain Changes or Events
         Section 4.08      Litigation
         Section 4.09      Proxy Statement and Other SEC Filings
         Section 4.10      No Violation of Law
         Section 4.11      Compliance with Agreements
         Section 4.12      Taxes
         Section 4.13      Employee Benefit Plans; ERISA
         Section 4.14      Labor Controversies
         Section 4.15      Environmental Matters
         Section 4.16      Title to Assets
         Section 4.17      Company Stockholders' Approval; Neutralized Voting
         Section 4.18      Brokers and Finders

ARTICLE V
COVENANTS
         Section 5.01      Conduct of Business by the Company Pending the Merger
         Section 5.02      Control of the Company's Operations
         Section 5.03      Acquisition Transactions
         Section 5.04      Access to Information
         Section 5.05      Notices of Certain Events
         Section 5.06      Meeting of the Company's Stockholders
         Section 5.07      Proxy Statement and Other SEC Filings
         Section 5.08      Public Announcements
         Section 5.09      Expenses and Fees
         Section 5.10      Agreement to Cooperate
         Section 5.11      Directors' and Officers' Indemnification

ARTICLE VI
CONDITIONS TO THE MERGER
         Section 6.01      Conditions to the Obligations of Each Party
         Section 6.02      Conditions to Obligation of the Company to Effect the Merger
         Section 6.03      Conditions to Obligations of Parent and Subsidiary to Effect the Merger

ARTICLE VII
TERMINATION
         Section 7.01      Termination

ARTICLE VIII
MISCELLANEOUS
         Section 8.01      Effect of Termination
         Section 8.02      Nonsurvival of Representations and Warranties
         Section 8.03      Notices
         Section 8.04      Interpretation
         Section 8.05      Miscellaneous
         Section 8.06      Counterparts
         Section 8.07      Amendments; No Waivers
         Section 8.08      Entire Agreement
         Section 8.09      Severability
         Section 8.10      Specific Performance

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this  "Agreement") is entered into as of
November  15,  2004 by and among  Snow King  Interests  LLC,  a Wyoming  limited liability company ("Parent"), LZ Acquisition, Inc., a Wyoming corporation wholly owned by Parent  ("Merger  Subsidiary"),  and Western  Standard  Corporation,  a
Wyoming corporation (the "Company").  Parent,  Merger Subsidiary and the Company
are referred to collectively herein as the "Parties."

     WHEREAS, the respective Managers and Boards of Directors of Parent,  Merger
Subsidiary  and the Company have each  approved the merger of Merger  Subsidiary with and into the Company on the terms and subject to the  conditions  set forth in this Agreement (the "Merger");

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  respective representations,  warranties,  covenants and  agreements  set forth herein,  the parties hereto agree as follows:

                                    ARTICLE I
                               THE MERGER; CLOSING

     Section  1.01......The Merger. Upon the terms and subject to the conditions of this Agreement,  and in accordance with the Wyoming Business Corporation Act,
Sections  17-16-101 to 1803 of Chapter 16 of the Wyoming  Statutes (the "WBCA"),
Merger  Subsidiary  shall be merged with and into the  Company at the  Effective
Time (as defined in Section 1.02).  Following the Merger, the separate existence of Merger Subsidiary shall cease and the Company shall continue as the surviving corporation  (the "Surviving  Corporation")  wholly-owned  by Parent,  and shall succeed to and assume all the rights and  obligations  of Merger  Subsidiary  in accordance with the WBCA.

     Section  1.02......Effective  Time. The Merger shall become  effective when articles of merger (the "Articles of Merger"),  executed in accordance  with the relevant  provisions  of the WBCA,  are filed with the Secretary of State of the
State  of  Wyoming;  provided,   however,  that,  upon  mutual  consent  of  the
constituent corporations to the Merger, the Articles of Merger may provide for a later date of  effectiveness  of the Merger not more than 30 days after the date the  Articles  of  Merger  are  filed.  When  used in this  Agreement,  the term
"Effective  Time"  shall mean the date and time at which the  Articles of Merger are  accepted  for record or such  later time  established  by the  Articles  of
Merger.  The filing of the  Articles of Merger  shall be made on the date of the
Closing (as defined in Section 1.06).

     Section  1.03......Effects of the Merger. The Merger shall have the effects set forth in Section 17-16-1301 of the WBCA.

     Section 1.04......Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Subsidiary,  the
Company or the holders of any of the following securities:

          (a) each issued and outstanding  share of the Company's  common stock, par value $0.05 per share ("Company Common Stock"),  held by the Company as treasury  stock and each  issued and  outstanding  share of Company  Common
     Stock owned by any subsidiary of the Company,  Parent, Merger Subsidiary or any other  subsidiary  of Parent  shall be  canceled  and retired and shall cease to exist, and no payment or consideration  shall be made with respect thereto;

          (b) each issued and outstanding  share of Company Common Stock,  other than shares of Company  Common Stock  referred to in  paragraph  (a) above, shall be  converted  into the right to receive  an amount in cash,  without interest,  equal to $0.32 (the "Merger  Consideration").  At the  Effective
     Time,  all  such  shares  of  Company  Common  Stock  shall  no  longer  be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate  representing any such shares of
     Company  Common Stock shall cease to have any rights with respect  thereto, except the right to receive the Merger Consideration, without interest; and

          (c) each issued and  outstanding  share of capital  stock or ownership interest of Merger  Subsidiary  shall be converted  into one fully paid and nonassessable  share of common  stock,  par value  $0.05 per share,  of the
     Surviving Corporation.

     Section  1.05......Payment  of  Shares.  (a) Prior to the  Effective  Time,
Parent  shall  appoint  a bank,  trust  company  or  transfer  agent  reasonably satisfactory to the Company to act as disbursing agent (the "Disbursing  Agent")
for  the  payment  of  Merger   Consideration  upon  surrender  of  certificates
representing  the  shares of  Company  Common  Stock.  Parent  will enter into a disbursing  agent  agreement  with the Disbursing  Agent,  in form and substance reasonably  acceptable to the Company. At or prior to the Effective Time, Parent shall deposit or cause to be deposited  with the  Disbursing  Agent in trust for the benefit of the Company's  stockholders cash in an aggregate amount necessary to make the  payments  pursuant to Section  1.04 to holders of shares of Company
Common  Stock (such  amounts  being  hereinafter  referred  to as the  "Exchange
Fund").  The  Disbursing  Agent shall invest the Exchange Fund, as the Surviving
Corporation  directs,  in direct  obligations  of the United  States of America, obligations  for which the full faith and credit of the United States of America is  pledged  to  provide  for the  payment  of all  principal  and  interest  or commercial  paper  obligations  receiving the highest rating from either Moody's
Investors  Service,  Inc.  or  Standard & Poor's,  a division of The McGraw Hill
Companies,  or a combination  thereof,  provided that, in any such case, no such instrument  shall  have a  maturity  exceeding  three  months.  Any  net  profit resulting  from, or interest or income  produced by, such  investments  shall be payable to the  Surviving  Corporation.  The Exchange Fund shall be used only as provided in this Agreement.

          (b)......Promptly  (but no later than five days)  after the  Effective
     Time, the Surviving Corporation shall cause the Disbursing Agent to mail to each  person  who  was a  record  holder  as of the  Effective  Time  of an outstanding  certificate or  certificates  which  immediately  prior to the
     Effective   Time   represented   shares  of  Company   Common   Stock  (the
     "Certificates"),  and whose shares were converted into the right to receive
     Merger  Consideration  pursuant  to  Section  1.04(b),  a form of letter of transmittal (which shall specify that delivery shall be effected,  and risk of loss and title to the Certificates shall pass, only upon proper delivery of the  Certificates to the Disbursing  Agent) and  instructions for use in effecting the surrender of the  Certificates in exchange for payment of the
     Merger  Consideration.   Upon  surrender  to  the  Disbursing  Agent  of  a
     Certificate,  together  with such letter of  transmittal  duly executed and such other documents as may be reasonably required by the Disbursing Agent, the holder of such Certificate  shall be paid promptly in exchange therefor cash in an amount  equal to the  product of the number of shares of Company
     Common  Stock  represented  by such  Certificate  multiplied  by the Merger
     Consideration,  and  such  Certificate  shall  forthwith  be  canceled.  No interest  will be paid or accrue on the cash payable upon the  surrender of the  Certificates.  If  payment  is to be made to a person  other  than the person in whose name the Certificate surrendered is registered, it shall be a condition  of payment that the  Certificate  so  surrendered  be properly endorsed or  otherwise  be in proper form for  transfer and that the person requesting  such payment pay any transfer or other taxes required by reason of the  payment  to a  person  other  than  the  registered  holder  of the
     Certificate  surrendered or establish to the  satisfaction of the Surviving
     Corporation  that  such  tax  has  been  paid or is not  applicable.  Until surrendered in accordance with this Section 1.05, each  Certificate  (other than Certificates  representing shares of Company Common Stock owned by any
     subsidiary  of  the  Company,   Parent,  Merger  Subsidiary  or  any  other
     subsidiary  of  Parent  and  shares of  Company  Common  Stock  held in the treasury of the Company,  which have been canceled) shall represent for all purposes  only the  right  to  receive  the  Merger  Consideration  in cash multiplied  by the number of shares of Company  Common  Stock  evidenced by such Certificate, without any interest thereon.

          (c)......From  and  after  the  Effective  Time,  there  shall  be  no registration  of  transfers  of shares of Company  Common  Stock which were outstanding  immediately  prior to the Effective Time on the stock transfer books of the Surviving Corporation.  From and after the Effective Time, the holders of shares of Company Common Stock outstanding  immediately prior to the  Effective  Time shall  cease to have any rights  with  respect to such shares of  Company  Common  Stock  except  as  otherwise  provided  in this
     Agreement  or by  applicable  law.  All cash  paid  upon the  surrender  of
     Certificates in accordance with this Article I shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company
     Common Stock  previously  represented by such  Certificates.  If, after the
     Effective Time, Certificates are presented to the Surviving Corporation for any reason,  such Certificates  shall be canceled and exchanged for cash as provided  in this  Article  I. At the close of  business  on the day of the
     Effective Time the stock ledger of the Company shall be closed.

          (d)......At  any time more than 365 days after the Effective Time, the
     Surviving  Corporation shall be entitled to require the Disbursing Agent to deliver to it any funds  which had been made  available  to the  Disbursing
     Agent and not disbursed in exchange for  Certificates  (including,  without limitation,  all interest and other income received by the Disbursing Agent in respect  of all such  funds).  Thereafter,  holders of shares of Company
     Common Stock shall look only to the Surviving  Corporation  (subject to the terms of this  Agreement,  abandoned  property,  escheat and other  similar laws) as general creditors thereof with respect to any Merger Consideration
     that  may  be  payable,   without  interest,  upon  due  surrender  of  the
     Certificates  held  by  them.  If any  Certificates  shall  not  have  been surrendered  prior to five years after the Effective  Time (or  immediately prior to such time on which any payment in respect  hereof would  otherwise escheat or become the  property of any  governmental  unit or agency),  the payment in respect of such  Certificates  shall, to the extent permitted by applicable law, become the property of the Surviving Corporation,  free and clear of all claims or interest of any person previously  entitled thereto.
     Notwithstanding the foregoing,  none of Parent, the Company,  the Surviving
     Corporation  nor the  Disbursing  Agent  shall be liable to any holder of a share of Company  Common Stock for any Merger  Consideration  in respect of such share of Company Common Stock delivered to a public official  pursuant to any abandoned property, escheat or other similar law.

          (e)......If any Certificate has been lost, stolen, or destroyed,  upon the  making  of an  affidavit  of that  fact by the  person  claiming  such
     Certificate  to be lost,  stolen,  or  destroyed  and,  if  required by the
     Surviving  Corporation,  the  posting  by  such  person  of a bond  in such reasonable  amount as the  Surviving  Corporation  may direct as  indemnity against any claim that may be made against the Surviving  Corporation  with respect to such Certificate,  the Disbursing Agent will deliver in exchange for such lost,  stolen, or destroyed  Certificate,  the appropriate  Merger
     Consideration  with respect to the shares of Company  Common Stock formerly represented by that Certificate.

          (f)......The  Surviving  Corporation or the Disbursing  Agent,  as the
     case may be, may  deduct  and  withhold  from the  consideration  otherwise payable  pursuant  to this  Agreement  to any  holder of shares of  Company
     Common Stock such amounts as the Surviving  Corporation  or the  Disbursing
     Agent,  as the case may be, may be  required  to deduct and  withhold  with respect to the making of any such payment  under the Internal  Revenue Code of 1986, as amended,  or any provision of state, local, or foreign tax law.
     To the extent  withheld  by the  Surviving  Corporation  or the  Disbursing
     Agent,  such  withheld  amounts  shall be treated for all  purposes of this
     Agreement  as having  been paid to the  holders  of the  shares of  Company
     Common Stock in respect of which such deduction and withholding was made.

     Section 1.06......The Closing. The closing of the transactions contemplated by this Agreement (the "Closing")  shall take place at the executive  offices of the  Company in  Jackson,  Wyoming,  commencing  at 9:00 a.m.  local time on the second  business day following the  satisfaction  or waiver of all conditions to the  obligations  of the Parties to  consummate  the  transactions  contemplated hereby (other than  conditions  with respect to actions the Parties will take at the Closing) or such other place and date as the Parties may mutually  determine
(the "Closing Date").

     Section  1.07......Dissenters'  Rights.  Notwithstanding  anything  in this
Agreement  to  the  contrary,   shares  of  Company  Common  Stock   outstanding
immediately  prior to the Effective  Time and held by a holder who has not voted in favor of the Merger and who has dissented from the Merger in accordance  with
Chapter 16 of the WBCA  ("Dissenting  Shares")  shall not be converted  into the right to receive the Merger Consideration as provided in Section 1.04(b), unless and until such holder fails to perfect or withdraws or otherwise loses his right to payment under the WBCA.  If, after the Effective  Time, any such holder fails to perfect or  withdraws  or loses his right to such  payment,  such  Dissenting
Shares  shall  thereupon  be  treated  as if they had been  converted  as of the
Effective  Time into the right to receive the Merger  Consideration,  if any, to which such holder is entitled,  without interest thereon. The Company shall give
Parent and Merger  Subsidiary prompt notice of any notice of dissent received by
Company and, prior to the Effective  Time,  Parent and Merger  Subsidiary  shall have the right to participate in all  negotiations  and proceedings with respect to such dissents.  Prior to the Effective  Time,  Company shall not, except with the prior written consent of Parent and Merger Subsidiary, make any payment with respect to, or settle or offer to settle, any such dissents.

                                   ARTICLE II
                THE SURVIVING CORPORATION; DIRECTORS AND OFFICERS

     Section 2.01......Articles of Incorporation.  The Articles of Incorporation
of the  Company  in  effect  at the  Effective  Time  shall be the  articles  of incorporation  of the Surviving  Corporation  until  amended in accordance  with applicable law and this Agreement.

     Section 2.02......Bylaws.  The bylaws of Merger Subsidiary in effect at the
Effective Time shall be the bylaws of the Surviving  Corporation,  until amended in accordance with applicable law and this Agreement.

     Section   2.03......Directors   and  Officers.   The  directors  of  Merger
Subsidiary immediately prior to the Effective Time shall be the directors of the
Surviving  Corporation  as of the  Effective  Time.  The  officers of the Merger
Subsidiary  shall  be  the  officers  of  the  Surviving  Corporation  as of the
Effective Time,  subject to the right of the Board of Directors of the Surviving
Corporation to appoint or replace officers.

                                   ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

     Parent and Merger Subsidiary jointly and severally represent and warrant to the Company that, except as set forth in the Disclosure Schedule dated as of the date  hereof  and  signed  by an  authorized  officer  of  Parent  (the  "Parent
Disclosure Schedule"), it being agreed that disclosure of any item on the Parent
Disclosure  Schedule shall be deemed  disclosure with respect to all Sections of this  Agreement if the  relevance of such item is  reasonably  apparent from the face of the Parent Disclosure Schedule:

     Section  3.01......Organization  and  Qualification.  Parent  is a  limited liability  company and Merger  Subsidiary  is a  corporation,  in each case duly organized,  validly existing and in good standing under the laws of the state of its  organization  and has the requisite  corporate  power and authority to own, lease and operate its assets and  properties  and to carry on its business as it is now being  conducted.  Each of Parent and Merger  Subsidiary  is qualified to transact  business  and is in good  standing in each  jurisdiction  in which the properties  owned,  leased  or  operated  by it or the  nature  of the  business conducted by it makes such qualification necessary,  except where the failure to be so qualified  and in good standing  would not  reasonably be expected to have
Parent Material  Adverse Effect.  In this Agreement,  the term "Parent  Material
Adverse Effect" means an effect that is materially  adverse to (i) the business, financial condition or ongoing operations of Parent and its subsidiaries,  taken as a whole or (ii) the  ability of Parent or any of its  subsidiaries  to obtain financing  for or to consummate  any of the  transactions  contemplated  by this
Agreement.

     Section  3.02......Authority;  Non-Contravention;  Approvals.  (a)  Each of
Parent and Merger  Subsidiary  has full power and  authority  to enter into this
Agreement and to consummate  the  transactions  contemplated  hereby,  including without  limitation,  the  consummation  of the  financing  of the Merger.  This
Agreement  and the Merger have been  approved  and adopted by the  Managers  and
Board of  Directors  of Parent  and  Merger  Subsidiary  and  Parent as the sole stockholder of Merger Subsidiary,  and no other proceeding on the part of Parent or Merger  Subsidiary  is necessary to authorize  the  execution and delivery of this  Agreement  or the  consummation  by Parent  and Merger  Subsidiary  of the transactions  contemplated  hereby.  This  Agreement  has been duly executed and delivered  by each  of  Parent  and  Merger  Subsidiary  and,  assuming  the due authorization, execution and delivery hereof by the Company, constitutes a valid
and  legally  binding   agreement  of  each  of  Parent  and  Merger  Subsidiary
enforceable  against each of them in accordance with its terms, except that such enforcement  may be  subject  to  (i)  bankruptcy,  insolvency,  reorganization, moratorium  or other  similar  laws  affecting  or  relating to  enforcement  of creditors' rights generally and (ii) general equitable principles.

          (b)......The execution,  delivery and performance of this Agreement by each of Parent and Merger Subsidiary and the consummation of the Merger and the transactions contemplated hereby, do not and will not violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which,  with notice or lapse of time or both,  would  constitute a default)  under,  or  result  in the  termination  of,  or  accelerate  the
     performance   required  by,  or  result  in  a  right  of   termination  or
     acceleration  under,  or  result  in the  creation  of any  lien,  security interest or  encumbrance  upon any of the properties or assets of Parent or any of its subsidiaries under any of the terms, conditions or provisions of
     (i) the respective certificates of incorporation or bylaws of Parent or any of its subsidiaries,  (ii) any statute, law, ordinance,  rule,  regulation, judgment,  decree, order, injunction,  writ, permit or license of any court or governmental  authority  applicable to Parent or any of its subsidiaries or any of their respective  properties or assets,  subject,  in the case of consummation,  to  obtaining  (prior  to the  Effective  Time)  the  Parent
     Required Statutory Approvals (as defined in Section 3.02(c)),  or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind (each a "Contract" and  collectively  "Contracts") to which Parent or any of its  subsidiaries is now a party or by which Parent or any of its subsidiaries or any of their  respective  properties or assets may be bound or affected, except, with respect to any item referred to in clause (ii) or
     (iii),  for any such violation,  conflict,  breach,  default,  termination, acceleration or creation of liens,  security interests or encumbrances that would not reasonably be expected to have a Parent  Material  Adverse Effect and would not materially delay the consummation of the Merger.

          (c)......Except  for (i)  applicable  filings with the  Securities and
     Exchange  Commission (the "SEC") pursuant to the Securities Exchange Act of
     1934, as amended (the  "Exchange  Act"),  (ii) filing of Articles of Merger with the Secretary of State of the State of Wyoming in connection  with the
     Merger,  and (iii) filings with and approvals by any  regulatory  authority with  jurisdiction over the Company's,  Parent's or any Parent  affiliate's real estate operations required under any Federal,  state, local or foreign statute,  ordinance, rule, regulation,  permit, consent, approval, license, judgment,  order,  decree,  injunction or other authorization  governing or relating to the current or  contemplated  activities  and operations of the
     Company, Parent or any Parent affiliate (the filings and approvals referred to in clauses  (i)  through  (iii)  being  collectively  referred to as the
     "Parent  Required  Statutory   Approvals"),   no  declaration,   filing  or
     registration with, or notice to, or authorization,  consent or approval of, any  governmental  or  regulatory  body or authority  is necessary  for the execution and delivery of this Agreement by Parent or Merger Subsidiary, or the  consummation  by  Parent  or  Merger  Subsidiary  of the  transactions contemplated hereby, other than such declarations,  filings, registrations, notices,  authorizations,  consents  or  approvals  which,  if not  made or obtained,  as the case may be, would not  reasonably  be expected to have a
     Parent  Material   Adverse  Effect  and  would  not  materially  delay  the
     consummation of the Merger.

     Section  3.03......Proxy  Statement  and  Other  SEC  Filings.  None of the
information  supplied by Parent or its  subsidiaries  for  inclusion  in (i) any proxy  statement to be distributed in connection  with the Company's  meeting of stockholders  to vote  upon this  Agreement  and the  transactions  contemplated hereby  (the  "Proxy  Statement"),  at the  time  of the  mailing  of the  Proxy
Statement  and any  amendments  or  supplements  thereto,  or at the time of the meeting  of  stockholders  of the  Company  to be held in  connection  with  the transactions  contemplated  by this  Agreement,  or (ii) the Schedule 13E-3 with respect to the transactions contemplated hereby (the "Transaction Statement") at the time of the  filing  thereof  with  the SEC or at any  time the  Transaction
Statement is amended or  supplemented,  will  contain any untrue  statement of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in order  to make the  statements  therein,  in the  light of the circumstances under which they are made, not misleading.

     Section  3.04......Brokers  and Finders.  Except as disclosed in the Parent
Disclosure  Schedule,  Parent has not entered into any contract,  arrangement or understanding  with any person or firm which may result in the obligation of the
Company to pay any investment  banking fees,  finder's fees or brokerage fees in connection with the transactions contemplated hereby.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company  represents and warrants to Parent and Merger  Subsidiary that, except as set forth in the  disclosure  schedule dated as of the date hereof and signed  by an  authorized  officer  of  the  Company  (the  "Company  Disclosure
Schedule"),  it  being  agreed  that  disclosure  of any  item  on  the  Company
Disclosure  Schedule shall be deemed  disclosure with respect to all Sections of this  Agreement if the  relevance of such item is  reasonably  apparent from the face of the Company Disclosure Schedule:

     Section   4.01......Organization  and  Qualification.   The  Company  is  a
corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming and has the requisite  corporate  power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.  The Company is qualified to transact business and is in good standing in each jurisdiction in which the properties  owned,  leased or operated  by it or the  nature  of  the  business  conducted  by it  makes  such qualification necessary, except where the failure to be so qualified and in good standing  would not  reasonably be expected to have a Company  Material  Adverse
Effect.  In this Agreement,  the term "Company Material Adverse Effect" means an effect that is materially  adverse to (i) the business,  financial  condition or ongoing operations of the Company and its subsidiaries, taken as a whole or (ii)
the ability of the Company to consummate any of the transactions contemplated by this Agreement.  True, accurate and complete copies of the Company's Articles of
Incorporation  and  bylaws,  in  each  case as in  effect  on the  date  hereof, including all amendments thereto, have heretofore been delivered to Parent.

     Section  4.02......Capitalization.  (a) The authorized capital stock of the
Company  consists of 10,000,000  shares of Company Common Stock, par value $0.05 per share.  As of September  30, 2004,  (i) 9,963,015  shares of Company  Common
Stock were issued and  outstanding,  all of which shares of Company Common Stock were validly  issued and are fully paid,  nonassessable  and free of  preemptive rights,  (ii) no shares of Company Common Stock were held in the treasury of the
Company,  and (iii) no shares of Company Common Stock were reserved for issuance upon  exercise of Options  issued and  outstanding.  Since  September  30, 2004, except as permitted by this Agreement or as set forth in the Company  Disclosure
Schedule,  (i) no shares of capital  stock of the  Company  have been issued and
(ii) no options,  warrants,  securities  convertible  into, or commitments  with respect to the  issuance  of,  shares of capital  stock of the Company have been issued, granted or made.

          (b)......As   of  the   date   hereof,   there   are  no   outstanding
     subscriptions,  options,  calls,  contracts,  commitments,  understandings, restrictions,  arrangements,  rights or  warrants,  including  any right of conversion or exchange under any outstanding security,  instrument or other agreement and including any rights plan or other  anti-takeover  agreement, obligating the Company or any  subsidiary of the Company to issue,  deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Company or obligating the Company or any subsidiary of the  Company  to  grant,  extend  or  enter  into  any  such  agreement  or commitment.  There are no outstanding stock appreciation  rights or similar derivative  securities or rights of the Company or any of its subsidiaries.
     Except as disclosed in the Company SEC Reports or as otherwise contemplated by this Agreement, there are no voting trusts, irrevocable proxies or other agreements or  understandings to which the Company or any subsidiary of the
     Company is a party or is bound with  respect to the voting of any shares of capital stock of the Company.

     Section 4.03......Subsidiaries.  Each direct and indirect subsidiary of the
Company is duly organized,  validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has the requisite power and authority to own,  lease and operate its assets and  properties and to carry on its business as it is now being  conducted and each subsidiary of the Company is qualified to transact business, and is in good standing, in each jurisdiction in which the  properties  owned,  leased or  operated by it or the nature of the business  conducted by it makes such  qualification  necessary;  except,  in all cases,  where the failure to be so  organized,  existing,  qualified and in good standing  would not,  singly or in the aggregate  with all other such  failures, reasonably be expected to have a Company  Material  Adverse  Effect.  All of the outstanding  shares  of  capital  stock of or  other  equity  interests  in each subsidiary of the Company are validly issued, fully paid, nonassessable and free of preemptive rights.  There are no subscriptions,  options,  warrants,  rights,
calls,   contracts  or  other  commitments,   understandings,   restrictions  or
arrangements  relating  to the  issuance  or sale with  respect to any shares of capital  stock of or other equity  interests in any  subsidiary  of the Company, including any right of conversion or exchange  under any  outstanding  security, instrument or agreement.  For purposes of this Agreement,  the term "subsidiary"
means,  with respect to any  specified  person (the "Owner") any other person of which  more than 50% of the total  voting  power of shares of  capital  stock or other  equity  interests  entitled  (without  regard  to the  occurrence  of any contingency) to vote in the election of directors,  managers,  trustees or other governing  body  thereof  is at  the  time  owned  or  controlled,  directly  or indirectly,  by such  Owner  or one or more of the  other  subsidiaries  of such
Owner.

     Section 4.04......Authority;  Non-Contravention; Approvals. (a) The Company
has the requisite  corporate  power and  authority to enter into this  Agreement and,  subject  to the  Company  Stockholders'  Approval  (as  defined in Section
6.01(a))  with respect  solely to the Merger,  to  consummate  the  transactions contemplated  hereby.  This  Agreement  and the Merger  have been  approved  and adopted  by the  Board of  Directors  of the  Company,  and no  other  corporate proceedings  on the part of the Company are necessary to authorize the execution and delivery of this Agreement or, except for the Company Stockholders' Approval with  respect  solely to the  Merger,  the  consummation  by the  Company of the transactions  contemplated  hereby.  This  Agreement  has been duly executed and delivered by the Company,  and,  assuming the due  authorization,  execution and delivery hereof by Parent and Merger Subsidiary, constitutes a valid and legally binding agreement of the Company,  enforceable against the Company in accordance with its terms,  except that such  enforcement may be subject to (i) bankruptcy, insolvency,  reorganization,  moratorium  or other  similar  laws  affecting  or relating  to  enforcement  of  creditors'  rights  generally  and  (ii)  general equitable principles.

          (b)......The execution,  delivery and performance of this Agreement by the  Company  and the  consummation  of the  Merger  and  the  transactions contemplated hereby do not and will not violate, conflict with or result in a breach of any  provision  of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result  in a right of  termination  or  acceleration  under,  contractually require any offer to purchase or any  prepayment  of any debt, or result in the creation of any lien,  security interest or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under any of the terms,  conditions  or  provisions  of (i) the  respective  articles or certificates of incorporation  or bylaws or other governing  instruments of the Company or any of its Material  Subsidiaries,  (ii) any  statute,  law, ordinance,  rule, regulation,  judgment,  decree, order, injunction,  writ, permit or license of any court or governmental  authority applicable to the
     Company or any of its subsidiaries or any of their respective properties or assets,  subject,  in the case of consummation,  to obtaining (prior to the
     Effective  Time) the Company  Required  Statutory  Approvals (as defined in
     Section  4.04(c))  and the  Company  Stockholders'  Approval,  or (iii) any
     Contract to which the Company or any of its  subsidiaries is now a party or by which the Company or any of its  subsidiaries or any of their respective properties  or assets  may be bound or  affected,  subject,  in the case of consummation,  to obtaining (prior to the Effective Time) consents required from  commercial  lenders,  lessors or other third  parties as specified in
     Section 4.04(b) of the Company Disclosure Schedule, except, with respect to any item  referred  to in  clause  (ii) or (iii),  for any such  violation, conflict, breach, default, termination,  acceleration or creation of liens, security  interests or encumbrances  that would not reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect and would not materially delay the consummation of the Merger.

          (c)......Except  for (i) the  filing  of the Proxy  Statement  and the
     Transaction  Statement  with the SEC pursuant to the Exchange Act, (ii) the filing of Articles of Merger  with the  Secretary  of State of the State of
     Wyoming  in  connection  with the  Merger,  and (iii) any  filings  with or approvals from authorities  required solely by virtue of the  jurisdictions in which Parent or its subsidiaries  conduct any business or own any assets
     (the  filings and  approvals  referred to in clauses (i) through  (iii) and those disclosed in Section 4.04(c) of the Company Disclosure Schedule being collectively referred to as the "Company Required Statutory Approvals"), no
     declaration,  filing or registration  with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the  execution and delivery of this  Agreement by the Company or the consummation by the Company of the transactions contemplated hereby,
     other   than   such   declarations,   filings,   registrations,    notices,
     authorizations,  consents or approvals  which, if not made or obtained,  as the case may be, would not reasonably be expected,  individually  or in the aggregate,  to  have a  Company  Material  Adverse  Effect  and  would  not materially delay the consummation of the Merger.

     Section 4.05......Reports and Financial Statements.  Since January 1, 2001,
the Company has filed with the SEC all forms, statements,  reports and documents
(including all exhibits, post-effective amendments and supplements thereto) (the
"Company SEC Reports")  required to be filed by it under each of the  Securities
Act, the Exchange Act and the respective rules and regulations  thereunder,  all of which, as amended if applicable, complied when filed in all material respects with  all  applicable  requirements  of the  applicable  act and the  rules  and regulations  thereunder.  As of their respective  dates, the Company SEC Reports did not  contain  any untrue  statement  of a  material  fact or omit to state a material fact required to be stated  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading.  The  audited  consolidated  financial  statements  of  the  Company included  in its Annual  Report on Form 10-KSB for the year ended  December  31,
2003 (the "Company Financial  Statements") have been prepared in accordance with generally accepted  accounting  principles applied on a consistent basis (except as may be indicated  therein or in the notes  thereto) and present fairly in all material respects the financial  position of the Company and its subsidiaries as of the  dates  thereof  and the  results  of their  operations  and  changes  in financial position for the periods then ended.

     Section  4.06......Absence of Undisclosed Liabilities.  Except as disclosed in the  Company  SEC Reports or the  Company  Disclosure  Schedule,  neither the
Company nor any of its  subsidiaries  had at December 31, 2003,  or has incurred since  that  date and as of the date  hereof,  any  liabilities  or  obligations
(whether absolute,  accrued,  contingent or otherwise) of any nature, except (a)
liabilities,  obligations  or  contingencies  (i) which are  accrued or reserved against in the Company Financial Statements or reflected in the notes thereto or
(ii) which were  incurred  after  December  31, 2003 in the  ordinary  course of business and consistent  with past  practice,  (b)  liabilities,  obligations or contingencies which (i) would not reasonably be expected, individually or in the aggregate,  to  have a  Company  Material  Adverse  Effect,  or (ii)  have  been discharged  or paid in full prior to the date hereof in the  ordinary  course of business,  and (c)  liabilities,  obligations and  contingencies  which are of a nature not required to be reflected in the consolidated  financial statements of the Company and its subsidiaries  prepared in accordance with generally accepted accounting principles consistently applied.

     Section  4.07......Absence  of Certain Changes or Events. Since the date of the most  recent  Company SEC Report  filed prior to the date of this  Agreement that contains  consolidated  financial statements of the Company,  there has not been any Company Material Adverse Effect.

     Section  4.08......Litigation.  Except as  referred  to in the  Company SEC
Reports,  there are no claims,  suits, actions or proceedings pending or, to the knowledge  of the Company,  threatened  against,  relating to or  affecting  the
Company or any of its subsidiaries,  before any court,  governmental department, commission,  agency,  instrumentality or authority, or any arbitrator that would reasonably  be expected,  individually  or in the  aggregate,  to have a Company
Material  Adverse  Effect.  Except as referred  to in the  Company SEC  Reports, neither  the  Company nor any of its  subsidiaries  is subject to any  judgment, decree,  injunction,  rule  or  order  of any  court,  governmental  department, commission,  agency,  instrumentality  or  authority,  or any  arbitrator  which prohibits the  consummation  of the  transactions  contemplated  hereby or would reasonably  be expected,  individually  or in the  aggregate,  to have a Company
Material Adverse Effect.

     Section  4.09......Proxy  Statement  and  Other  SEC  Filings.  None of the
information  supplied by the Company or any of its subsidiaries for inclusion in
(i) the Proxy  Statement,  at the time of the mailing of the Proxy Statement and any  amendments  or  supplements  thereto,  or at the  time  of the  meeting  of stockholders  of the  Company  to be held in  connection  with the  transactions contemplated by this Agreement, or (ii) the Transaction Statement at the time of the filing  thereof  with the SEC or at any time the  Transaction  Statement  is amended or supplemented, will contain any untrue statement of a material fact or omit to state any material  fact  required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they are made, not  misleading.  The Proxy  Statement and the  Transaction
Statement  will comply as to form in all material  respects with all  applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated  thereunder,  except that no  representation  is made by the Company with  respect to  information  supplied  by  Parent,  Merger  Subsidiary  or any stockholder of Parent for inclusion therein.

     Section  4.10......No  Violation of Law. Except as disclosed in the Company
SEC Reports filed prior to the date of this  Agreement,  neither the Company nor any of its subsidiaries is in violation of or has been given written (or, to the knowledge of the Company's executive officers, oral) notice of any violation of, any law, statute,  order, rule,  regulation,  ordinance or judgment  (including, without limitation,  any applicable  environmental law, ordinance or regulation)
of any governmental or regulatory body or authority, except for violations which would not reasonably be expected,  individually  or in the aggregate,  to have a
Company Material Adverse Effect.  Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement,  to the knowledge of the Company,  no investigation  or review by any  governmental or regulatory body or authority is pending or threatened,  nor has any governmental or regulatory body or authority indicated an intention to conduct the same,  other than, in each case, those the outcome  of which  would not  reasonably  be  expected,  individually  or in the aggregate,  to have a Company  Material  Adverse  Effect.  The  Company  and its
subsidiaries  are  not  in  violation  of the  terms  of  any  permit,  license, franchise,  variance,  exemption,  order  or other  governmental  authorization, consent or approval necessary to conduct their businesses as presently conducted
(collectively,  the "Company  Permits"),  except for delays in filing reports or violations  which  would not  reasonably  be  expected,  individually  or in the aggregate, to have a Company Material Adverse Effect.

     Section  4.11......Compliance  with Agreements.  Except as disclosed in the
Company SEC  Reports,  neither the  Company  nor any of its  subsidiaries  is in breach or violation of or in default in the  performance  or  observance  of any term or  provision  of, and no event has occurred  which,  with lapse of time or action by a third party,  would result in a default under, any Contract to which the  Company  or any of its  subsidiaries  is a party or by which any of them is bound or to  which  any of their  property  is  subject,  other  than  breaches, violations and defaults which would not reasonably be expected,  individually or in the aggregate, to have a Company Material Adverse Effect.

     Section 4.12......Taxes. (a) The Company and its subsidiaries have (i) duly filed with the appropriate  governmental authorities all Tax Returns required to be filed by them, and such Tax Returns are true, correct and complete,  and (ii)
duly paid in full or reserved in accordance with generally  accepted  accounting principles on the Company  Financial  Statements  all Taxes required to be paid, except in each such case as would not, individually or in the aggregate,  have a
Company  Material  Adverse Effect.  Except as would not,  individually or in the aggregate,  have a Company Material Adverse Effect, there are no liens for Taxes upon any property or asset of the Company or any subsidiary thereof,  other than liens for  Taxes  not yet due or Taxes  contested  in good  faith  and  reserved against in accordance with generally accepted accounting  principles.  There are no  unresolved  issues of law or fact  arising  out of a notice  of  deficiency, proposed  deficiency or assessment from the Internal Revenue Service (the "IRS")
or any other governmental  taxing authority with respect to Taxes of the Company or  any  of its  subsidiaries  which  would  individually  or in the  aggregate, reasonably  be expected to have a Company  Material  Adverse  Effect.  Except as would not,  individually or in the aggregate,  have a Company  Material  Adverse
Effect,  neither  the  Company  nor any of its  subsidiaries  has  agreed  to an extension of time with respect to a Tax deficiency,  other than extensions which are no longer in effect.  Except as would not, individually or in the aggregate, have a Company  Material  Adverse  Effect,  neither  the  Company nor any of its subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes with any entity that is not,  directly or  indirectly,  a  wholly-owned subsidiary of the Company,  other than agreements the  consequences of which are fully and adequately reserved for in the Company Financial Statements.

          (b)......Except as would not, individually or in the aggregate, have a
     Company Material  Adverse Effect,  the Company and each of its subsidiaries has withheld or collected and has paid over to the appropriate governmental entities  (or is properly  holding for such  payment)  all  material  Taxes required to be collected or withheld.

          (c)......For  purposes  of  this  Agreement,  "Tax"  (including,  with correlative meaning, the term "Taxes") means all federal,  state, local and foreign income, profits, franchise, gross receipts, environmental,  customs duty, capital stock,  communications services,  severance,  stamp, payroll, sales, employment,  unemployment,  disability, use, property,  withholding, excise,  production,  value added,  occupancy  and other  taxes,  duties or assessments of any nature whatsoever, together with all interest, penalties and  additions  imposed  with  respect to such  amounts and any interest in respect of such  penalties  and  additions,  and includes any liability for
     Taxes of another  person by contract,  as a transferee or successor,  under
     Treas. Reg. 1.1502-6 or analogous state,  local or foreign law provision or otherwise,  and "Tax Return" means any return,  report or similar statement
     (including  attached  schedules)  required to be filed with  respect to any
     Tax,  including  without  limitation,  any  information  return,  claim for refund, amended return or declaration of estimated Tax.

     Section 4.13......Employee Benefit Plans; ERISA. The Company SEC Reports or
the Company  Disclosure Letter set forth each employee or director benefit plan, arrangement or agreement,  including  without  limitation  any employee  welfare benefit  plan  within the  meaning of Section  3(1) of the  Employee  Retirement
Income Security Act of 1974, as amended ("ERISA"),  any employee pension benefit plan  within the meaning of Section  3(2) of ERISA  (whether or not such plan is subject to ERISA) and any bonus,  incentive,  deferred  compensation,  vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plan, program or agreement (excluding any multi-employer plan as defined in Section 3(37) of ERISA (a  "Multi-employer  Plan") and any multiple  employer plan  within  the  meaning of  Section  413(c) of the Code)  that is  sponsored, maintained or contributed to by the Company or any of its subsidiaries or by any trade or business,  whether or not incorporated,  all of which together with the
Company would be deemed a "single  employer"  within the meaning of Section 4001 of ERISA (the "Company Plans").

     Section 4.14......Labor  Controversies.  Except as disclosed in the Company
SEC  Reports,  (a) there are no  significant  controversies  pending  or, to the knowledge  of  the  Company,  threatened  between  the  Company  or  any  of its subsidiaries  and  any  representatives  (including  unions)  of  any  of  their employees,  and (b) to the knowledge of the Company, there are no organizational efforts  presently  being  made  involving  any  of  the  presently  unorganized employees of the Company or any of its subsidiaries.

     Section  4.15......Environmental  Matters.  (a) Except as  disclosed in the
Company SEC Reports or the Company  Disclosure  Schedule  and for other  matters that would not,  singly or in the  aggregate,  reasonably  be expected to have a
Company  Material  Adverse  Effect,  (i) the Company and its  subsidiaries  have
conducted  their  respective   businesses  in  compliance  with  all  applicable
Environmental Laws, including, without limitation,  having all permits, licenses and other  approvals  and  authorizations  necessary  for the operation of their respective businesses as presently conducted,  (ii) none of the properties owned by the Company or any of its  subsidiaries  contain any  Hazardous  Substance in amounts exceeding the levels permitted by applicable  Environmental  Laws, (iii)
since  January 1, 2000,  neither  the Company  nor any of its  subsidiaries  has received  any  notices,  demand  letters or requests  for  information  from any
Federal, state, local or foreign governmental entity indicating that the Company or any  of its  subsidiaries  may be in  violation  of,  or  liable  under,  any
Environmental  Law in  connection  with  the  ownership  or  operation  of their businesses,  (iv) there are no civil, criminal or administrative actions, suits, demands, claims, hearings,  investigations or proceedings pending or threatened, against the Company or any of its  subsidiaries  relating to any  violation,  or alleged violation, of any Environmental Law, (v) no Hazardous Substance has been
disposed  of,   released  or   transported   in  violation  of  any   applicable
Environmental  Law  from  any  properties  owned  by the  Company  or any of its subsidiaries  as a  result  of  any  activity  of  the  Company  or  any  of its subsidiaries  during the time such properties were owned,  leased or operated by the  Company or any of its  subsidiaries,  and (vi)  neither  the  Company,  its subsidiaries  nor  any  of  their  respective  properties  are  subject  to  any liabilities  or  expenditures  (fixed  or  contingent)  relating  to  any  suit, settlement, court order, administrative order, regulatory requirement,  judgment or claim asserted or arising under any Environmental Law.

          (b)......As used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation,  code, license, permit, authorization,  approval, consent, legal doctrine, order, judgment, decree,  injunction,  requirement or agreement with any governmental entity relating  to  (x)  the  protection,  preservation  or  restoration  of  the environment  (including,  without  limitation,  air,  water vapor,  surface water,  groundwater,  drinking water supply, surface land, subsurface land, plant and animal life or any other natural  resource) or to human health or safety, or (y) the exposure to, or the use, storage, recycling,  treatment, generation,  transportation,  processing,  handling, labeling,  production, release or disposal of Hazardous Substances, in each case as amended and as in effect at the Effective  Time.  The term  "Environmental  Law" includes, without limitation,  (i) the Federal Comprehensive  Environmental  Response
     Compensation  and  Liability  Act of 1980,  the  Superfund  Amendments  and
     Reauthorization  Act, the Federal Water Pollution  Control Act of 1972, the
     Federal  Clean Air Act, the Federal  Clean Water Act, the Federal  Resource
     Conservation  and Recovery Act of 1976  (including  the Hazardous and Solid
     Waste  Amendments  thereto),  the Federal Solid Waste  Disposal Act and the
     Federal Toxic Substances  Control Act, the Federal  Insecticide,  Fungicide
     and Rodenticide Act, and the Federal  Occupational Safety and Health Act of
     1970,  each as amended and as in effect at the Effective Time, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages arising from or threatened  as a result of, the presence of,  effects of or exposure to any Hazardous Substance.

          (c)......As  used herein,  "Hazardous  Substance"  means any substance presently  or  hereafter  listed,  defined,  designated  or  classified  as hazardous,  toxic, radioactive, or dangerous, or otherwise regulated, under any Environmental Law. Hazardous  Substance includes any substance to which exposure is regulated by any government  authority or any Environmental Law including,  without limitation,  any toxic waste,  pollutant,  contaminant, hazardous  substance,  toxic  substance,  hazardous  waste,  special waste, industrial  substance or petroleum or any derivative or by-product thereof, radon,  radioactive material,  asbestos, or  asbestos-containing  material, urea formaldehyde foam insulation, lead or polychlorinated biphenyls.

     Section 4.16......Title to Assets. The Company and each of its subsidiaries has good and valid title in fee simple to all its real  property  and good title to all its leasehold  interests and other  properties,  as reflected in the most recent balance sheet included in the Company  Financial  Statements,  except for properties  and assets  that have been  disposed  of in the  ordinary  course of business since the date of such balance sheet,  free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except (i) the lien for  current  taxes,  payments of which are not yet  delinquent,  (ii) such imperfections  in title  and  easements  and  encumbrances,  if any,  as are not substantial in character,  amount or extent and do not  materially  detract from the value, or interfere with the present use of the property  subject thereto or
affected  thereby,  or  otherwise   materially  impair  the  Company's  business
operations  (in the manner  presently  carried on by the  Company),  or (iii) as disclosed  in the Company SEC Reports,  and except for such matters  which would not reasonably be expected,  individually or in the aggregate, to have a Company
Material  Adverse  Effect.  All  leases  under  which the  Company or any of its subsidiaries  leases any real or personal  property are in good standing,  valid and effective in accordance with their respective terms, and there is not, under any of such leases,  any existing default or event which with notice or lapse of time or both would become a default other than failures to be in good  standing, valid and effective and defaults under such leases which would not reasonably be expected,  individually or in the aggregate,  to have a Company Material Adverse
Effect.

     Section 4.17......Company  Stockholders' Approval;  Neutralized Voting. The
affirmative  vote of  stockholders  of the Company  required  for  approval  and adoption  of this  Agreement  and the Merger is  two-thirds  of the  outstanding shares of Company Common Stock entitled to vote thereon;  provided however, that shares of Company Common Stock owned beneficially by Manuel Lopez and James Peck shall be voted in accordance with the majority of all other votes cast in person or by proxy at the Stockholder's Meeting.

     Section 4.18......Brokers and Finders. The Company has not entered into any contract,  arrangement or understanding with any person or firm which may result in the  obligation of the Company to pay any investment  banking fees,  finder's fees or brokerage fees in connection with the transactions  contemplated hereby, other than fees  payable to Ehrhardt  Keefe  Steiner & Hottman PC (the  "Special
Committee  Financial  Advisor"),  or as disclosed in Section 4.18 of the Company
Disclosure  Schedule.  An accurate  copy of any fee  agreement  with the Company
Financial Advisor has been made available to Parent.

                                    ARTICLE V
                                    COVENANTS

     Section  5.01......Conduct  of Business by the Company  Pending the Merger.
Except as otherwise  contemplated by this Agreement or disclosed in Section 5.01 of the  Company  Disclosure  Schedule,  after the date  hereof  and prior to the
Effective  Time or earlier  termination of this  Agreement,  unless Parent shall otherwise agree in writing,  the Company shall, and shall cause its subsidiaries to:

          (a) conduct  their  respective  businesses  in the  ordinary and usual course of business and consistent with past practice;

          (b) not (i) amend or propose to amend  their  respective  articles  of incorporation or bylaws or equivalent constitutional documents, (ii) split, combine or reclassify their outstanding capital stock or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock,  property or otherwise,  except for the payment of dividends or  distributions to the
     Company or a wholly-owned subsidiary of the Company by a direct or indirect wholly-owned subsidiary of the Company;

          (c) not issue,  sell,  pledge or dispose of, or agree to issue,  sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire  any shares of,  their  capital  stock of any class or any debt or equity securities convertible into or exchangeable for any such capital  stock,  except that the Company may issue shares upon the exercise of Options outstanding on the date hereof;

          (d) not (i) incur or become  contingently  liable with  respect to any indebtedness  for borrowed  money other than (A) borrowings in the ordinary course of business or borrowings  under the existing  credit  facilities of the  Company or of any of its  subsidiaries  up to the  existing  borrowing limit  on the  date  hereof,  and  (B)  borrowings  to  refinance  existing indebtedness  on terms  which are  reasonably  acceptable  to Parent,  (ii)
     redeem, purchase, acquire or offer to purchase or acquire any shares of its capital  stock or any  options,  warrants  or rights to acquire  any of its capital  stock or any security  convertible  into or  exchangeable  for its capital  stock other than in  connection  with the exercise of  outstanding
     Options pursuant to the terms of the Company Option Plans,  (iii) except as disclosed in Section  5.01(d)(i) of the Company Disclosure  Schedule,  make any  acquisition of any assets or businesses  other than  expenditures  for current  assets in the  ordinary  course of business and  expenditures  for fixed or capital  assets in the  ordinary  course of  business,  (iv) sell, pledge,  dispose of or  encumber  any assets or  businesses  other than (A)
     sales of  businesses  or assets  disclosed  in Section  5.01 of the Company
     Disclosure  Schedule,  (B)  pledges or  encumbrances  pursuant  to Existing
     Credit Facilities or other permitted borrowings,  (C) sales of real estate, assets or facilities for cash consideration  (including any debt assumed by the buyer of such real estate,  assets or facilities) of less than $100,000 in each such case and $500,000 in the aggregate,  (D) sales or dispositions of businesses or assets as may be required by applicable law, and (E) sales or  dispositions  of assets in the  ordinary  course or (vi) enter into any binding contract, agreement,  commitment or arrangement with respect to any of the foregoing;

          (e) use all  reasonable  efforts to preserve  intact their  respective business  organizations and goodwill,  keep available the services of their respective  present  officers and key employees,  and preserve the goodwill and  business  relationships  with  customers  and others  having  business relationships  with them other than as expressly  permitted by the terms of this Agreement;

          (f) not enter into, amend, modify or renew any employment, consulting, severance or similar  agreement  with,  or grant any salary,  wage or other increase  in  compensation  or  increase  in any  employee  benefit to, any director  or officer of the Company or of any of its  subsidiaries,  except
     (i) for  changes  that are  required  by  applicable  law,  (ii) to satisfy obligations existing as of the date hereof, or (iii) in the ordinary course of business consistent with past practice;

          (g) not enter into,  establish,  adopt,  amend or modify any  pension, retirement, stock purchase, savings, profit sharing, deferred compensation, consulting,  bonus, group insurance or other employee benefit, incentive or welfare  plan,  agreement,  program  or  arrangement,  in  respect  of  any director, officer or employee of the Company or of any of its subsidiaries, except,  in each such case, as may be required by applicable  law or by the terms of contractual obligations existing as of the date hereof,  including any collective bargaining agreement;

          (h) not make  expenditures,  including,  but not limited  to,  capital expenditures,  or enter into any  binding  commitment  or  contract to make expenditures, except (i) expenditures which the Company or its subsidiaries are currently  contractually committed to make, (ii) other expenditures not exceeding  $250,000  individually  or $500,000 in the aggregate,  (iii) for
     emergency   repairs   and  other   expenditures   necessary   in  light  of
     circumstances  not  anticipated as of the date of this Agreement  which are necessary to avoid  significant  disruption  to the  Company's  business or operations  consistent with past practice (and, if reasonably  practicable, after consultation with Parent), or (iv) for repairs and maintenance in the ordinary course of business consistent with past practice.  With respect to the subject matter of this paragraph (h), if the Company requests  approval of Parent to exceed the limits set forth  herein,  Parent shall  respond to such request and grant or withhold approval  promptly  following receipt of such request;

          (i) not make,  change or  revoke  any  material  Tax  election  unless required  by law or make  any  agreement  or  settlement  with  any  taxing authority  regarding any material amount of Taxes or which would reasonably be expected to materially  increase the  obligations  of the Company or the
     Surviving Corporation to pay Taxes in the future; and

          (j) not settle or  compromise  any  litigation to which the Company or any Company  subsidiary  is a party or with respect to which the Company or any Company subsidiary may have or incur liability, at an aggregate cost to the Company in excess of $250,000 with respect to any action or claim or in excess of $500,000 with respect to all applicable actions and claims in the aggregate.

     Section 5.02......Control of the Company's Operations. Nothing contained in this Agreement shall give to Parent,  directly or indirectly,  rights to control or direct the Company's  operations  prior to the Effective  Time.  Prior to the
Effective  Time,  the  Company  shall  exercise,  consistent  with the terms and
conditions  of  this  Agreement,   complete   control  and  supervision  of  its
operations.

     Section 5.03......Acquisition  Transactions.  (a) After the date hereof and prior to the Effective Time or earlier termination of this Agreement,  except in accordance with Section 5.03(b), the Company shall not, and shall not permit any of its  subsidiaries  to,  initiate,  solicit,  negotiate,  encourage or provide confidential information to facilitate, and the Company shall use all reasonable efforts to cause any  officer,  director  or  employee  of the  Company,  or any attorney,  accountant,  investment  banker,  financial  advisor  or other  agent retained by it or any of its subsidiaries,  not to initiate, solicit, negotiate, encourage or provide non-public or confidential  information to facilitate,  any proposal  or offer  to  acquire  all or any  substantial  part of the  business, properties  or capital  stock of the  Company,  whether by merger,  purchase  of assets,  tender offer or  otherwise,  whether for cash,  securities or any other consideration or combination  thereof (any such  transactions  being referred to herein as an "Acquisition Transaction").

          (b)  Notwithstanding  the  provisions of paragraph (a) above,  (i) the
     Company may,  prior to receipt of the Company  Stockholders'  Approval,  in response to an unsolicited bona fide written offer or proposal with respect to a potential or proposed Acquisition Transaction ("Acquisition Proposal")
     from a  corporation,  partnership,  person  or  other  entity  or  group (a
     "Potential Acquirer") which the Company's Board of Directors determines, in good faith and after  consultation with its independent  financial advisor, would  reasonably  be  expected to result (if  consummated  pursuant to its terms)  in an  Acquisition  Transaction  more  favorable  to the  Company's stockholders than the Merger (a "Qualifying Proposal"), furnish (subject to the execution of a  confidentiality  agreement)  confidential or non-public information to, and negotiate with, such Potential Acquirer, may resolve to accept, or recommend, and, upon termination of this Agreement in accordance with  Section  7.01(v) and after  payment to Parent of the fee  pursuant to
     Section 5.09(b),  enter into agreements  relating to, a Qualifying Proposal which the Company's  Board of Directors,  in good faith,  has determined is reasonably  likely to be  consummated  (such  Qualifying  Proposal  being a
     "Superior Proposal") and (ii) the Company's Board of Directors may take and disclose to the  Company's  stockholders  a position  contemplated  by Rule
     14e-2 under the Exchange Act or otherwise make  disclosure  required by the federal  securities laws. It is understood and agreed that negotiations and other activities  conducted in accordance with this paragraph (b) shall not constitute a violation of paragraph (a) of this Section 5.03.

          (c) The Company  shall  promptly  notify  Parent after  receipt of any
     Acquisition  Proposal,  indication  of interest  or request for  non-public information  relating to the Company or its subsidiaries in connection with an Acquisition  Proposal or for access to the properties,  books or records of the Company or any  subsidiary  by any person or entity that informs the
     Board of Directors of the Company or such subsidiary that it is considering making, or has made, an Acquisition  Proposal.  Such notice to Parent shall be given orally and in writing and shall indicate in reasonable  detail the identity of the  offeror  and the  material  terms and  conditions  of such proposal, inquiry or contact.

     Section  5.04......Access to Information.  The Company and its subsidiaries shall afford to Parent and Merger  Subsidiary and their respective  accountants, counsel, financial advisors, sources of financing and other representatives (the
"Parent  Representatives")  reasonable  access during normal business hours with reasonable  notice  throughout  the period prior to the Effective Time to all of
their  respective  properties,   books,   contracts,   commitments  and  records
(including,  but not limited to, Tax Returns)  and,  during such  period,  shall furnish promptly (i) a copy of each report, schedule and other document filed or received  by any of them  pursuant  to the  requirements  of  federal  or  state securities  laws or filed by any of them  with  the SEC in  connection  with the transactions  contemplated  by this Agreement,  and (ii) such other  information concerning  its  businesses,  properties  and  personnel  as  Parent  or  Merger
Subsidiary shall reasonably  request and will obtain the reasonable  cooperation of the Company's  officers,  employees,  counsel,  accountants,  consultants and financial advisors in connection with the investigation of the Company by Parent and the  Parent  Representatives.  All  nonpublic  information  provided  to, or obtained  by,  Parent  or any  Parent  Representative  in  connection  with  the transactions contemplated hereby shall be confidential information and shall not be used by Parent for any purpose,  provided that Parent,  Merger Subsidiary and the Company may disclose such information as may be necessary in connection with seeking the Parent Required Statutory Approvals,  the Company Required Statutory
Approvals and the Company Stockholders' Approval. Notwithstanding the foregoing, the Company shall not be required to provide any information which it reasonably believes  it may not  provide to Parent by reason of  applicable  law,  rules or
regulations,   which  constitutes   information   protected  by  attorney/client
privilege,  or  which  the  Company  or  any  subsidiary  is  required  to  keep confidential  by reason of  contract,  agreement  or  understanding  with  third parties entered into prior to the date hereof.

     Section  5.05......Notices  of Certain  Events.  (a) The  Company  shall as promptly  as  reasonably  practicable  after  executive  officers of the Company
acquire  knowledge   thereof,   notify  Parent  of:  (i)  any  notice  or  other
communication  from any person  alleging  that the  consent  of such  person (or another  person)  is or may be  required  in  connection  with the  transactions contemplated by this Agreement  which consent relates to a material  Contract to which the Company or any of its subsidiaries is a party or which if not obtained would  materially  delay  consummation  of the Merger;  (ii) any notice or other communication  from any  governmental  or  regulatory  agency  or  authority  in connection with the transactions  contemplated by this Agreement;  and (iii) any actions, suits, claims,  investigations or proceedings commenced or, to the best of its  knowledge  threatened  against,  relating to or  involving  or otherwise affecting the Company or any of its subsidiaries that, if pending on the date of this  Agreement,  would have been  required to have been  disclosed  pursuant to
Section 4.08 or 4.10 or which  relate to the  consummation  of the  transactions contemplated by this Agreement.

          (b)......Each  of Parent and Merger  Subsidiary  shall as  promptly as reasonably  practicable  after  executive  officers  of the Parent  acquire knowledge  thereof,  notify  the  Company  of:  (i)  any  notice  or  other communication  from any person alleging that the consent of such person (or other  person) is or may be required in  connection  with the  transactions contemplated by this Agreement which consent relates to a material Contract to  which  Parent  or any of its  subsidiaries  is a party  or which if not obtained  would  materially  delay  the  Merger,  (ii) any  notice or other communication  from any  governmental or regulatory  agency or authority in connection with the transactions  contemplated by this Agreement, and (iii)
     any actions, suits, claims,  investigations or proceedings commenced or, to the best of its knowledge threatened,  against Parent or Merger Subsidiary, which  relate to  consummation  of the  transactions  contemplated  by this
     Agreement.

          (c)......Each of the Company,  Parent and Merger  Subsidiary agrees to give  prompt  notice to each other of, and to use  commercially  reasonable efforts  to  remedy,  (i) the  occurrence  or failure to occur of any event
     which   occurrence  or  failure  would  be  likely  to  cause  any  of  its representations  or warranties in this Agreement to be untrue or inaccurate at the Effective  Time unless such failure or  occurrence  would not have a
     Company Material Adverse Effect or a Parent Material Adverse Effect, as the
     case may be, and (ii) any failure on its part to comply with or satisfy any covenant,  condition or  agreement  to be complied  with or satisfied by it hereunder  unless  such  failure  or  occurrence  would  not have a Company
     Material  Adverse Effect or a Parent Material  Adverse Effect,  as the case may be. The delivery of any notice  pursuant to this Section  5.05(c) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 5.06......Meeting of the Company's Stockholders.  The Company shall as  promptly as  practicable  after the date of this  Agreement  take all action necessary  in  accordance  with the WBCA and its Articles of  Incorporation  and bylaws  to  convene  a  meeting  of the  Company's  stockholders  (the  "Company
Stockholders' Meeting") to act on this Agreement.  The Board of Directors of the
Company  shall  recommend  that the Company's  stockholders  vote to approve the
Merger and adopt this Agreement;  provided, however, that the Company may change its  recommendation  in any manner if its  recommendation of the Merger would be inconsistent with the board of directors' fiduciary duties under applicable law, as  determined by the board of directors in good faith after  consultation  with its financial and legal advisors.

     Section  5.07......Proxy  Statement  and Other SEC Filings.  As promptly as practicable  after execution of this Agreement,  the parties shall cooperate and promptly  prepare  and the  Company  shall  file  the  Proxy  Statement  and the
Transaction Statement with the SEC under the Exchange Act, and the parties shall use all  reasonable  efforts  to have the Proxy  Statement  and the  Transaction
Statement  cleared by the SEC. The Company shall notify Parent of the receipt of any  comments  of the SEC with  respect to the Proxy  Statement  or  Transaction
Statement and of any requests by the SEC for any amendment or supplement thereto or for additional  information,  and shall provide to Parent  promptly copies of all correspondence  between the Company or any representative of the Company and the SEC. The Company shall give Parent and its counsel the opportunity to review the Proxy  Statement and  Transaction  Statement prior to their being filed with the SEC and shall give  Parent and its  counsel  the  opportunity  to review all amendments and supplements to the Proxy Statement and Transaction  Statement and
all  responses to requests for  additional  information  and replies to comments prior to their  being  filed  with,  or sent to, the SEC.  Each of the  Company,
Parent and Merger  Subsidiary  agrees to use its reasonable best efforts,  after consultation  with the other  parties  hereto,  to respond  promptly to all such comments of and requests by the SEC. As promptly as practicable  after the Proxy
Statement and  Transaction  Statement  have been cleared by the SEC, the Company shall mail the Proxy Statement to the stockholders of the Company.  Prior to the date of  approval  of the  Merger  by the  Company's  stockholders,  each of the
Company,  Parent and Merger  Subsidiary  shall correct  promptly any information provided by it to be used specifically in the Proxy Statement or the Transaction
Statement that shall have become false or misleading in any material respect and the Company  shall take all steps  necessary to file with the SEC and cleared by the SEC any amendment or supplement  to the Proxy  Statement or the  Transaction
Statement  so as to  correct  the same and to cause  the Proxy  Statement  as so corrected to be disseminated to the stockholders of the Company, in each case to the extent required by applicable law.

     Section 5.08......Public Announcements. Parent and the Company will consult with each other before issuing any press release or making any public  statement with respect to this  Agreement and the  transactions  contemplated  hereby and, except as may be  required  by  applicable  law,  will not issue any such  press release or make any such public statement prior to such consultation.

     Section 5.09......Expenses and Fees. (a) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party  incurring  such  expenses;  provided  that  Parent  will loan approximately  $100,000 to the Company on terms  acceptable to the Company to be used by the Company solely to pay its expenses related to the Merger.

          (b)......The  Company  agrees to pay to Parent a fee equal to  $50,000 if:

               (i) the Company  terminates this Agreement pursuant to clause (e)
          of Section 7.01;

               (ii) Parent  terminates this Agreement  pursuant to clause (f) of
          Section 7.01,  which fee shall be payable  within two business days of such termination;

               (iii) this  Agreement is  terminated  for any reason at a time at which  Parent  was  not in  material  breach  of its  representations, warranties,  covenants and agreements  contained in this Agreement and was entitled to  terminate  this  Agreement  pursuant to clause (g) of
          Section 7.01,  and (A) prior to the time of the Company  Stockholders'
          Meeting  a  proposal  by a  third  party  relating  to an  Acquisition
          Transaction had been publicly proposed or publicly announced,  and (B)
          on or prior to the 12 month  anniversary  of the  termination  of this
          Agreement the Company or any of its subsidiaries or affiliates  enters into an  agreement  or letter of intent (or  resolves or  announces an intention to do) with respect to an Acquisition  Transaction involving a person, entity or group if such person, entity, group (or any member of  such  group,  or any  affiliate  of any of the  foregoing)  made a proposal with respect to an  Acquisition  Transaction  on or after the date  hereof and prior to the Company  Stockholders'  Meeting and such
          Acquisition Transaction is consummated.

          (c)......Parent  agrees to forgive  the  principal  amount and accrued interest on any loans made by Parent to the Company under  Section  5.09(a)
     above if Parent fails to consummate the  transactions  contemplated by this
     Agreement  on or before  12:00 noon,  Mountain  Time,  on the Outside  Date assuming the  satisfaction  of the  conditions  to Parent's  obligation  to consummate the transactions contemplated by this Agreement on or before the
     Outside Date (not including conditions whose failure to be satisfied is the result of a breach of a  representation,  warranty or covenant of Parent or
     Merger  Subsidiary  hereunder)  or  if  Parent  terminates  this  Agreement pursuant to Section 7.01(h) below.

     Section  5.10......Agreement  to  Cooperate.   Subject  to  the  terms  and
conditions of this Agreement, including Section 5.03, each of the parties hereto shall use all reasonable best efforts to take, or cause to be taken,  all action and to do, or cause to be done, all things necessary,  proper or advisable under
applicable   laws  and   regulations   to  consummate  and  make  effective  the
transactions contemplated by this Agreement, including using its reasonable best efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material  contractual  relationships of Parent and the Company and their  respective  subsidiaries,  all necessary or
appropriate   waivers,   consents  and   approvals   to  effect  all   necessary
registrations, filings and submissions and to lift any injunction or other legal bar  to  the  Merger  (and,  in  that  case,  to  proceed  with  the  Merger  as expeditiously  as possible).  In addition,  subject to the terms and  conditions herein provided and subject to the fiduciary duties of the respective  boards of directors of the Company and Parent,  none of the parties hereto shall knowingly take or cause to be taken any action (including, but not limited to, in the case of  Parent,  (x) the  incurrence  of  material  debt  financing,  other than the financing in connection with the Merger and related  transactions and other than debt  financing  incurred  in the  ordinary  course  of  business,  and  (y) the acquisition of businesses or assets) which would reasonably be expected to delay materially or prevent consummation of the Merger.

     Section   5.11......Directors'  and  Officers'  Indemnification.   (a)  The
indemnification  provisions of the Articles of  Incorporation  and bylaws of the
Company as in effect at the  Effective  Time shall not be  amended,  repealed or otherwise  modified  for a period of six years  from the  Effective  Time in any manner that would adversely  affect the rights  thereunder of individuals who at the Effective Time were directors, officers, employees or agents of the Company.

     (b)......Without  limiting Section  5.11(a),  after the Effective Time, the
Surviving  Corporation  shall, and Parent shall cause the Surviving  Corporation to, to the fullest extent  permitted under  applicable  law,  indemnify and hold harmless, each present and former director,  officer,  employee and agent of the
Company or any of its  subsidiaries  (each,  together with such person's  heirs, executors  or  administrators,  an  "Indemnified  Party" and  collectively,  the
"Indemnified  Parties")  against  any costs or  expenses  (including  attorneys'
fees), judgments,  fines, losses, claims, damages,  liabilities and amounts paid in settlement in connection with any actual or threatened claim,  action,  suit,
proceeding  or  investigation,   whether  civil,  criminal,   administrative  or
investigative (collectively,  "Costs and Expenses"), arising out of, relating to or in connection  with (i) any action or omission  occurring or alleged to occur prior to the Effective Time (including, without limitation, acts or omissions in connection with such persons serving as an officer,  director, special committee member,  or other  fiduciary in any entity if such service was at the request or for the benefit of the  Company)  or (ii) the Merger and the other  transactions contemplated  by  this  Agreement  or  arising  out  of  or  pertaining  to  the transactions  contemplated  by this  Agreement  or the events  and  developments between Parent and the Company  leading up to this  Agreement.  Any  Indemnified
Party hereunder will (1) give prompt notice to the Surviving  Corporation of any claim which  arises from or after the  Effective  Time with  respect to which it seeks  indemnification  and (2) permit the Surviving  Corporation  to assume the defense of such claim with counsel reasonably  satisfactory to a majority of the
Indemnified  Parties.  In connection  with the selection of counsel to represent the  Indemnified  Parties in  connection  with clause (2) above,  the  Surviving
Corporation  shall propose  counsel to represent the  Indemnified  Parties.  The applicable Indemnified Parties shall have the right to approve such counsel, but such approval shall not be unreasonably withheld. If the proposed counsel is not approved,  the Surviving  Corporation  shall  continue to propose  counsel until counsel is approved by the applicable Indemnified Parties. Any Indemnified Party shall  have the right to  employ  separate  counsel  and to  participate  in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person  unless:  (x) the Surviving  Corporation  has agreed,  in writing, to pay such fees or expenses;  (y) the Surviving Corporation shall have failed to assume the  defense of such claim after the receipt of notice from the
Indemnified  Party as  required  above and failed to employ  counsel  reasonably satisfactory to a majority of the  Indemnified  Parties or (z) based upon advice of counsel to such  Indemnified  Party and concurrence  therewith by counsel for the group of  Indemnified  Parties in such  matter,  there  shall be one or more defenses  available  to such  Indemnified  Party that are not  available  to the
Surviving  Corporation or there shall exist  conflicts of interest  between such
Indemnified Party and the Surviving Corporation or the other Indemnified Parties
(in which case, if the Indemnified  Party notifies the Surviving  Corporation in writing that such  Indemnified  Party elects to employ  separate  counsel at the expense of the Surviving  Corporation,  the Surviving Corporation shall not have the right to assume  the  defense  of such  claim on behalf of such  Indemnified
Party), in each of which events the reasonable fees and expenses of such counsel
(which  counsel  shall be reasonably  acceptable  to the Surviving  Corporation)
shall be at the expense of the Surviving Corporation.

     (c)......If the Surviving  Corporation or Parent or any of their successors or assigns (i)  consolidates  with or merges into any other person and shall not be the continuing or surviving  corporation or entity of such  consolidation  or merger,  or (ii) transfers all or substantially all of its properties and assets to any person,  then and in each such case,  proper  provision  shall be made so that the  successors  and assigns of the Surviving  Corporation  or Parent shall assume the obligations of the Surviving  Corporation or the Parent,  as the case may be, set forth in this Section 5.11.

     (d)......The  indemnification  rights of the  Indemnified  Parties  granted under  (i) this  Agreement,  (ii)  the  Articles  and  Bylaws  of the  Surviving
Corporation, as amended, and (iii) the WBCA, are the only indemnification rights available  to  the  Indemnified  Parties  and  supersede  any  other  rights  to indemnification  under any other agreement.  The provisions of this Section 5.11 shall  survive the  consummation  of the Merger and  expressly  are  intended to benefit and be binding upon each of the Indemnified Parties.

     (e)......Parent hereby fully and unconditionally guarantees the performance of the Surviving Corporation's obligations under Sections 5.11(a)-(c).

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

     Section   6.01......Conditions  to  the  Obligations  of  Each  Party.  The
obligations  of the Company,  Parent and Merger  Subsidiary  to  consummate  the
Merger are subject to the satisfaction of the following conditions:

          (a) this  Agreement  and the  Merger  shall  have been  adopted by the requisite vote of the  stockholders  of the Company in accordance with WBCA and this Agreement (the "Company Stockholders' Approval"); and

          (b) none of the  parties  hereto  shall  be  subject  to any  order or injunction of any  governmental  authority of competent  jurisdiction  that prohibits the  consummation  of the Merger.  In the event any such order or injunction shall have been issued,  each party agrees to use its reasonable best efforts to have any such order overturned or injunction lifted.

     Section  6.02......Conditions  to  Obligation  of the Company to Effect the
Merger.  Unless waived by the Company,  the  obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

          (a) Parent and Merger  Subsidiary shall have performed in all material respects  their  agreements  contained  in this  Agreement  required  to be performed on or prior to the  Effective  Time and the  representations  and warranties  of Parent and Merger  Subsidiary  contained  in this  Agreement shall be true and correct on and as of the Effective Time as if made at and as of such  date  (except  to the  extent  that  such  representations  and warranties  speak as of an  earlier  date),  except  for such  failures  to perform or to be true and correct that would not  reasonably be expected to have a Parent Material Adverse Effect,  and the Company shall have received a certificate of the chief executive officer or the chief financial officer of Parent to that effect; and

          (b) all Parent  Statutory  Approvals and Company  Statutory  Approvals
     required to be obtained in order to permit consummation of the Merger under applicable  law  shall  have  been  obtained,  except  for any such  Parent
     Statutory  Approvals or Company  Statutory  Approvals whose  unavailability would not, singly or in the aggregate, reasonably be expected to (i) have a
     Company Material Adverse Effect after giving effect to the Merger,  or (ii)
     result in the  Company or its  subsidiaries  failing to meet the  standards relating to the conduct of Parent's or the Company's  business which (after taking into account the anticipated  impact of such failure to so meet such standards  on other  authorities)  would  reasonably  be expected to have a
     Company Material Adverse Effect (after giving effect to the Merger).

     Section  6.03......Conditions  to  Obligations  of Parent and Subsidiary to
Effect  the  Merger.  Unless  waived  by  Parent  and  Merger  Subsidiary,   the
obligations  of Parent and  Merger  Subsidiary  to effect  the  Merger  shall be subject to the  fulfillment  at or prior to the Effective Time of the additional following conditions:

          (a) the Company  shall have  performed  in all  material  respects its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of the Company contained  in this  Agreement  shall be true and  correct  on and as of the
     Effective Time as if made at and as of such date (except to the extent that such  representations  and warranties speak as of an earlier date),  except for such  failures  to perform  and to be true and  correct  that would not reasonably be expected to have a Company Material Adverse Effect or, in the case of Section  4.02(a),  shall be true and  correct  when made except for immaterial exceptions thereto, and Parent shall have received a certificate of the chief  executive  officer  or the  chief  financial  officer  of the
     Company to that effect;

          (b) all Parent  Statutory  Approvals and Company  Statutory  Approvals
     required to be obtained in order to permit consummation of the Merger under applicable  law  shall  have  been  obtained,  except  for any such  Parent
     Statutory  Approvals or Company  Statutory  Approvals whose  unavailability would not  reasonably  be  expected to (i) have a Parent  Material  Adverse
     Effect,  or (ii) result in Parent or its  subsidiaries  failing to meet the standards  relating to the conduct of  Parent's or the  Company's  business which (after taking into account the anticipated  impact of such failure to so meet such standards on other  authorities)  would reasonably be expected to have a Parent  Material  Adverse  Effect  (after  giving  effect  to the
     Merger);

          (c) the number of Dissenting  Shares shall constitute not more than 5%
     of the shares of Company Common Stock outstanding  immediately prior to the
     Effective Time; and

          (d) no suit,  action or other claim shall have been  instituted by any shareholder or third party challenging the proposed Merger.

                                   ARTICLE VII
                                   TERMINATION

     Section  7.01......Termination.  This  Agreement may be terminated  and the
Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

          (a) by mutual  written  consent  of the  Company,  Parent  and  Merger
     Subsidiary;

          (b) by either  the  Company  or  Parent,  if the  Merger  has not been consummated  by March 31, 2005,  provided that the right to terminate  this
     Agreement  under this clause (ii) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure to  consummate  the Merger by such date
     (the "Outside Date");

          (c) by either the Company or Parent if any judgment, injunction, order or  decree of a court or  governmental  agency or  authority  of  competent jurisdiction shall restrain or prohibit the consummation of the Merger, and
     such  judgment,   injunction,  order  or  decree  shall  become  final  and
     nonappealable and was not entered at the request of the terminating party;

          (d) by either the Company or Parent,  if (x) there has been a material breach by the other party of any  representation  or warranty  contained in this Agreement which has not been cured in all material  respects within 30 days after written notice of such breach by the  terminating  party, or (y)
     there has been a breach of any of the covenants or agreements  set forth in this Agreement on the part of the other party,  which is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by the terminating party to the other party;

          (e) by the Company if,  prior to receipt of the Company  Stockholders'
     Approval, the Company receives a Superior Proposal, resolves to accept such
     Superior  Proposal,  and shall have given  Parent two days'  prior  written notice of its intention to terminate pursuant to this provision;  provided, however,  that such  termination  shall not be effective until such time as the payment required by Section 5.09(b) shall have been received by Parent;

          (f) by the Parent, if the Board of Directors of the Company shall have failed to recommend,  or shall have  withdrawn,  modified or amended in any material respect its approval or recommendation of the Merger or shall have resolved  to do any of the  foregoing,  or shall have  recommended  another
     Acquisition Proposal or if the Board of Directors of the Company shall have resolved  to accept a Superior  Proposal or shall have  recommended  to the stockholders of the Company that they tender their shares in a tender or an exchange  offer  commenced  by a third party  (excluding  any  affiliate of
     Parent or any group of which any affiliate of Parent is a member);

          (g) by Parent or the Company if the  stockholders  of the Company fail to  approve  the  Merger  pursuant  to the WBCA at a duly held  meeting  of
     stockholders   called  for  such  purpose  (including  any  adjournment  or postponement thereof); or

          (h) by Parent  if any suit,  action  or other  claim  shall  have been instituted  by any  shareholder  or third party  challenging  the  proposed
     Merger.

                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section  8.01......Effect  of  Termination.  In the event of termination of this  Agreement by either Parent or the Company  pursuant to Section 7.01,  this
Agreement shall forthwith become void and there shall be no liability or further obligation  on the  part of the  Company,  Parent,  Merger  Subsidiary  or their respective  officers or directors  (except as set forth in this Section 8.01, in the second  sentence  of Section  5.04 and in Section  5.09,  all of which shall survive the  termination).  Nothing in this Section 8.01 shall relieve any party from  liability  for any breach of any  representation,  warranty,  covenant  or agreement  of such party  contained  in this  Agreement,  except that if the fee provided  for in Section  5.09(b)  or the  forgiveness  provided  for in Section
5.09(c) becomes payable in accordance  therewith,  that fee or forgiveness  will constitute  the  exclusive  remedy of and the sole  amount  payable to the party entitled  thereto with respect to the event or  circumstances in connection with which that fee becomes so payable.

     Section   8.02......Nonsurvival  of  Representations  and  Warranties.   No
representation,  warranty or  agreement in this  Agreement or in any  instrument delivered  pursuant  to this  Agreement  shall  survive  the  Merger,  and after effectiveness of the Merger neither the Company,  Parent,  Merger Subsidiary nor any of their respective  officers or directors shall have any further obligation with respect  thereto except for the agreements  contained in Articles I, II and
VIII and Section 5.11.

     Section  8.03......Notices.  All notices and other communications hereunder shall be in  writing  and shall be  considered  given if  delivered  personally, mailed by registered or certified  mail (return  receipt  requested) or sent via facsimile to the parties at the  following  addresses  (or at such other address for a party as shall be specified by like notice):

         If to the Company:

                  Western Standard Corporation
                  400 East Snow King Avenue
                  Post Office Box 1846
                  Jackson, Wyoming 83001
                  Attention:  Manuel B. Lopez, President
                  Telephone:  307-734-3003
                  Telecopier:  307-734-3300

         with a copy to:

                  Stanford E. Clark
                  Special Committee of the Board of Directors
                  of Western Standard Corporation
                  2205 West Main
                  Riverton, Wyoming 82501
                  Telephone:  307-856-6939

                  Gilbert L. McSwain
                  300 South Jackson Street, Suite 100
                  Denver, Colorado 80209
                  Telephone:  303-398-7067
                  Telecopier:  303-398-7001

         If to Parent or Merger Subsidiary:

                  Snow King Interests LLC
                  Post Office Box 928
                  Jackson, Wyoming 83001
                  Attention:  Manuel B. Lopez
                  Telephone:  307-734-3003
                  Telecopier:  307-734-3300

         with a copy to:

                  Samuel E. Wing, Esq.
                  Jones & Keller, P.C.
                  1625 Broadway, Suite 1600
                  Denver, Colorado 80202
                  Telephone:  303-573-1600
                  Telecopier:  303-573-0769

     Section 8.04......Interpretation.  The headings contained in this Agreement are for  reference  purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears,  (i) the words  "herein,"  "hereof" and  "hereunder" and other words of similar  import  refer to this  Agreement  as a whole and not to any  particular
Article,  Section or other  subdivision,  (ii)  "knowledge"  shall  mean  actual knowledge of the executive officers of the Company or Parent, as applicable, and
(iii) reference to any Article or Section means such Article or Section hereof.

     Section  8.05......Miscellaneous.  This Agreement  (including the documents and instruments referred to herein) shall not be assigned by operation of law or otherwise  except that Merger  Subsidiary may assign its obligations  under this
Agreement to any other wholly-owned subsidiary of Parent subject to the terms of this Agreement, in which case such assignee shall become the "Merger Subsidiary"
for all  purposes of this  Agreement.  THIS  AGREEMENT  SHALL BE GOVERNED IN ALL
RESPECTS,  INCLUDING  VALIDITY,  INTERPRETATION  AND EFFECT,  BY THE LAWS OF THE
STATE OF WYOMING  APPLICABLE  TO CONTRACTS  EXECUTED AND TO BE PERFORMED  WHOLLY
WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAWS OF THAT STATE.

     Section  8.06......Counterparts.  This  Agreement may be executed in two or more counterparts,  each of which shall be considered to be an original, but all of which shall constitute one and the same agreement.

     Section  8.07......Amendments;  No  Waivers.  (a)  Any  provision  of  this
Agreement may be amended or waived prior to the Effective  Time if, and only if, such amendment or waiver is in writing and signed,  in the case of an amendment, by the Company, Parent and Merger Subsidiary or, in the case of a waiver, by the party  against  whom the  waiver  is to be  effective;  however,  any  waiver or amendment  shall be effective  against a party only if the board of directors of such party approves such waiver or amendment.

          (b)......No  failure  or delay by any party in  exercising  any right, power or privilege  hereunder  shall operate as a waiver  thereof nor shall any  single or  partial  exercise  thereof  preclude  any other or  further exercise  thereof or the exercise of any other right,  power or  privilege.
     The  rights  and  remedies  herein  provided  shall be  cumulative  and not exclusive of any rights or remedies provided by law.

     Section 8.08......Entire  Agreement.  This Agreement constitutes the entire agreement  between the parties  with  respect to the subject  matter  hereof and supersede all prior agreements,  understandings  and negotiations,  both written and oral,  between  the  parties  with  respect  to the  subject  matter of this
Agreement. No representation,  inducement, promise, understanding,  condition or warranty  not set forth  herein  has been made or  relied  upon by either  party hereto.  Neither this  Agreement nor any provision  hereof is intended to confer upon any person other than the parties hereto any rights or remedies  hereunder, except  Articles I and II, which are  intended for the benefit of the  Company's stockholders.

     Section  8.09......Severability.  If any  term or other  provision  of this
Agreement is invalid,  illegal or  unenforceable,  all other  provisions of this
Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions  contemplated hereby is not affected in any manner materially adverse to any party.

     Section  8.10......Specific  Performance.  The  parties  hereto  agree that irreparable  damage would occur if any of the  provisions of this Agreement were not to be  performed  in  accordance  with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

                                                      [Signature page to follow]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly  executed by their  respective  authorized  officers as of the day and year first above written.

Company:                           WESTERN STANDARD CORPORATION

                                   By:    /s/ Manuel B. Lopez
                                      ------------------------------------------
                                   Name:    Manuel B. Lopez
                                        -------------------
                                   Title:   President
                                         ------------

Parent:                            SNOW KING INTERESTS LLC

                                   By:    /s/ Manuel B. Lopez
                                      ------------------------------------------
                                   Name:    Manuel B. Lopez
                                   Title:   Manager

Merger Subsidiary:

                                   LZ ACQUISITION, INC.

                                   By:    /s/ Manuel B. Lopez
                                      ------------------------------------------
                                   Name:    Manuel B. Lopez
                                   Title:   President

Approved by the Special Committee of the Board of Directors of the Company

/s/ Stanford E. Clark
-----------------------------------------------------
Stanford E. Clark, Member

                               Disclosure Schedule

                                       to

                          Agreement and Plan of Merger

                                      dated

                                November 15, 2004

                                      Among

                          Western Standard Corporation,

                              LZ Acquisition, Inc.

                                       and

                             Snow King Interests LLC

     Section 4.15 The Company's Alpine Slide components  contain asbestos.  Some of the  components  have been replaced and others will be replaced over time, as may the entire slide.  Some components  containing  asbestos are being stored in the Company's "boneyard" and will be transported to a disposal site.

                                                                 EXHIBIT 2.1(a)

                                                           November 15, 2004

Western Standard Corporation
Post Office Box 1846
Jackson, Wyoming  83001

         Re:      Voting Agreement

Gentlemen:

     The undersigned  (the  "Shareholder")  understands that Snow King Interests
LLC ("Parent"), LZ Acquisition, Inc. ("Merger Subsidiary"), and Western Standard
Corporation ("Company"), have entered into an Agreement and Plan of Merger dated as of November 15, 2004 (the  "Agreement"),  providing  for, among other things, the merger of Merger Subsidiary into the Company (the "Merger"). Consummation of the Merger will require the approval of the shareholders of the Company.

     The  Shareholder  is a shareholder of the Company and is entering into this
letter   agreement  at  your   request,   in  exchange  for  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged.

     The Shareholder confirms its agreement with you as follows:

1.   Until the earliest  date referred to in Section 7, the  Shareholder  agrees that it will not, and will not permit any of its affiliates to, contract to sell,  sell or  otherwise  transfer  or dispose of any of its shares of the
     Company or any interest  therein or securities  convertible  into shares of the Company, or any voting rights with respect thereto,  without your prior
     written   consent,   with  any  such  consent  to  be  conditioned  on  the
     transferee's  execution and delivery to you at or prior to the time of that transfer of (i) an instrument in form and substance  reasonably  acceptable to you under which the  transferee  becomes bound by this letter  agreement with  the  same  effect  as if it  were  Shareholder  hereunder,  or (ii) a separate  agreement  containing  similar  undertakings  on  terms  no  less favorable to, and in form and substance reasonably acceptable to, you.

2.   The  Shareholder  agrees that during the term of this  agreement all of the shares of the Company  beneficially  owned by the Shareholder or any of its affiliates,  or over which the Shareholder or any such affiliate has voting power or  control,  directly  or  indirectly  (including  any  such  shares acquired  after the date  hereof),  at the record  date for any  meeting of shareholders  of the Company  called to consider and vote on the Merger and the Agreement and the transactions  contemplated thereby or any Acquisition
     Proposal  (as such term is defined in the  Agreement)  will be voted by the
     Shareholder or such affiliate,  or any representative or proxy thereof,  as applicable,  in accordance  with the majority of shares cast for or against the Merger and the Agreement by unaffiliated  stockholders voting in person or by proxy at the special meeting of stockholders called for that purpose.

3.   Each party hereto has all necessary  power and authority to enter into this letter  agreement.  This letter  agreement is the legal,  valid and binding agreement of each party hereto,  and is  enforceable  against that party in accordance with its terms,  subject to applicable  bankruptcy,  insolvency,
     fraudulent   conveyance,   reorganization,   moratorium  and  similar  laws
     affecting   creditors'  rights  and  remedies   generally  and  to  general
     principles of equity. Neither party's execution, delivery or performance of this Agreement  violates or conflicts with or will violate or conflict with any law or governmental  order applicable to that party or any agreement or instrument  to which that party is a party or by which that party is bound, and neither  party hereto will enter into or become bound by any  agreement or  instrument  that would  conflict  with or be violated  by the  parties'
     execution,  delivery or  performance  of this  Agreement.  The  Shareholder represents  and warrants that the Company's  Annual Report on Form 10-K for the Year Ended  December  31,  2003 sets forth the shares of the Company of which the  Shareholder  or any affiliate  (as defined under the  Securities
     Exchange  Act of 1934,  as amended) of the  Shareholder  is the  beneficial owner except that Manuel B. Lopez has  purchased  the shares shown as owned by Stanford E. Clark.  This letter  agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.   The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder  of any term or condition of this letter  agreement and that you shall be entitled to a temporary  restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

5.   Except to the extent that the laws of the  jurisdiction  of organization of any party hereto, or any other jurisdiction,  are of mandatory  application to matters arising under or in connection with this letter agreement,  this letter  agreement  shall be governed by the laws of the State of  Colorado, without application of choice of law principles.

6.   This letter agreement  constitutes the entire agreement between the parties hereto with respect to the matters  covered hereby and supersedes all prior agreements,  understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

7.   Except as otherwise provided herein,  this letter agreement shall terminate automatically,  without  the need for any notice or other  action by either party  upon  the  earlier  of (i)  the  date  on  which  the  Agreement  is terminated, and (ii) the Closing Date, as defined in the Agreement.

     Please  confirm  that the  foregoing  correctly  states  the  understanding between us by signing and returning to me a counterpart hereof.

                                                              /s/ Manuel B. Lopez
                                                              -----------------------------------------------------
                                                              Manuel B. Lopez

         Accepted and agreed to as of November 15, 2004.

                  .........                                   Western Standard Corporation

                                                              By: /s/ James M. Peck
                                                                 --------------------------------------------------
                                                              Its:Secretary
                                                                  -------------------------------------------------

                                                                 EXHIBIT 2.1(b)
                                                           November 15, 2004

Western Standard Corporation
Post Office Box 1846
Jackson, Wyoming  83001

         Re:      Voting Agreement

Gentlemen:

     The undersigned  (the  "Shareholder")  understands that Snow King Interests
LLC ("Parent"), LZ Acquisition, Inc. ("Merger Subsidiary"), and Western Standard
Corporation ("Company"), have entered into an Agreement and Plan of Merger dated as of November 15, 2004 (the  "Agreement"),  providing  for, among other things, the merger of Merger Subsidiary into the Company (the "Merger"). Consummation of the Merger will require the approval of the shareholders of the Company.

     The  Shareholder  is a shareholder of the Company and is entering into this
letter   agreement  at  your   request,   in  exchange  for  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged.

         The Shareholder confirms its agreement with you as follows:

1.   Until the earliest  date referred to in Section 7, the  Shareholder  agrees that it will not, and will not permit any of its affiliates to, contract to sell,  sell or  otherwise  transfer  or dispose of any of its shares of the
     Company or any interest  therein or securities  convertible  into shares of the Company, or any voting rights with respect thereto,  without your prior
     written   consent,   with  any  such  consent  to  be  conditioned  on  the
     transferee's  execution and delivery to you at or prior to the time of that transfer of (i) an instrument in form and substance  reasonably  acceptable to you under which the  transferee  becomes bound by this letter  agreement with  the  same  effect  as if it  were  Shareholder  hereunder,  or (ii) a separate  agreement  containing  similar  undertakings  on  terms  no  less favorable to, and in form and substance reasonably acceptable to, you.

2.   The  Shareholder  agrees that during the term of this  agreement all of the shares of the Company  beneficially  owned by the Shareholder or any of its affiliates,  or over which the Shareholder or any such affiliate has voting power or  control,  directly  or  indirectly  (including  any  such  shares acquired  after the date  hereof),  at the record  date for any  meeting of shareholders  of the Company  called to consider and vote on the Merger and the Agreement and the transactions  contemplated thereby or any Acquisition
     Proposal  (as such term is defined in the  Agreement)  will be voted by the
     Shareholder or such affiliate,  or any representative or proxy thereof,  as applicable,  in accordance  with the majority of shares cast for or against the Merger and the Agreement by unaffiliated  stockholders voting in person or by proxy at the special meeting of stockholders called for that purpose.

3.   Each party hereto has all necessary  power and authority to enter into this letter  agreement.  This letter  agreement is the legal,  valid and binding agreement of each party hereto,  and is  enforceable  against that party in accordance with its terms,  subject to applicable  bankruptcy,  insolvency,
     fraudulent   conveyance,   reorganization,   moratorium  and  similar  laws
     affecting   creditors'  rights  and  remedies   generally  and  to  general
     principles of equity. Neither party's execution, delivery or performance of this Agreement  violates or conflicts with or will violate or conflict with any law or governmental  order applicable to that party or any agreement or instrument  to which that party is a party or by which that party is bound, and neither  party hereto will enter into or become bound by any  agreement or  instrument  that would  conflict  with or be violated  by the  parties'
     execution,  delivery or  performance  of this  Agreement.  The  Shareholder represents  and warrants that the Company's  Annual Report on Form 10-K for the Year Ended  December  31,  2003 sets forth the shares of the Company of which the  Shareholder  or any affiliate  (as defined under the  Securities
     Exchange  Act of 1934,  as amended) of the  Shareholder  is the  beneficial owner except that Manuel B. Lopez has  purchased  the shares shown as owned by Stanford E. Clark.  This letter  agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.   The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder  of any term or condition of this letter  agreement and that you shall be entitled to a temporary  restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

5.   Except to the extent that the laws of the  jurisdiction  of organization of any party hereto, or any other jurisdiction,  are of mandatory  application to matters arising under or in connection with this letter agreement,  this letter  agreement  shall be governed by the laws of the State of  Colorado, without application of choice of law principles.

6.   This letter agreement  constitutes the entire agreement between the parties hereto with respect to the matters  covered hereby and supersedes all prior agreements,  understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

7.   Except as otherwise provided herein,  this letter agreement shall terminate automatically,  without  the need for any notice or other  action by either party  upon  the  earlier  of (i)  the  date  on  which  the  Agreement  is terminated, and (ii) the Closing Date, as defined in the Agreement.

     Please  confirm  that the  foregoing  correctly  states  the  understanding between us by signing and returning to me a counterpart hereof.

                                                              /s/ James M. Peck
                                                              -----------------------------------------------------
                                                              James M. Peck

         Accepted and agreed to as of November 15, 2004.

                                                              Western Standard Corporation

                                                              By: /s/ James M. Peck
                                                                 --------------------------------------------------
                                                              Its:Secretary
                                                                  -------------------------------------------------

                                                                 EXHIBIT 2.1(c)
                                                           November 15, 2004

Western Standard Corporation
Post Office Box 1846
Jackson, Wyoming  83001

         Re:      Voting Agreement

Gentlemen:

     The undersigned  (the  "Shareholder")  understands that Snow King Interests
LLC ("Parent"), LZ Acquisition, Inc. ("Merger Subsidiary"), and Western Standard
Corporation ("Company"), have entered into an Agreement and Plan of Merger dated as of November 15, 2004 (the  "Agreement"),  providing  for, among other things, the merger of Merger Subsidiary into the Company (the "Merger"). Consummation of the Merger will require the approval of the shareholders of the Company.

     The  Shareholder  is a shareholder of the Company and is entering into this
letter   agreement  at  your   request,   in  exchange  for  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged.

         The Shareholder confirms its agreement with you as follows:

1.   Until the earliest  date referred to in Section 7, the  Shareholder  agrees that it will not, and will not permit any of its affiliates to, contract to sell,  sell or  otherwise  transfer  or dispose of any of its shares of the
     Company or any interest  therein or securities  convertible  into shares of the Company, or any voting rights with respect thereto,  without your prior
     written   consent,   with  any  such  consent  to  be  conditioned  on  the
     transferee's  execution and delivery to you at or prior to the time of that transfer of (i) an instrument in form and substance  reasonably  acceptable to you under which the  transferee  becomes bound by this letter  agreement with  the  same  effect  as if it  were  Shareholder  hereunder,  or (ii) a separate  agreement  containing  similar  undertakings  on  terms  no  less favorable to, and in form and substance reasonably acceptable to, you.

2.   The  Shareholder  agrees that during the term of this  agreement all of the shares of the Company  beneficially  owned by the Shareholder or any of its affiliates,  or over which the Shareholder or any such affiliate has voting power or  control,  directly  or  indirectly  (including  any  such  shares acquired  after the date  hereof),  at the record  date for any  meeting of shareholders  of the Company  called to consider and vote on the Merger and the Agreement and the transactions  contemplated thereby or any Acquisition
     Proposal  (as such term is defined in the  Agreement)  will be voted by the
     Shareholder or such affiliate,  or any representative or proxy thereof,  as applicable,  in accordance  with the majority of shares cast for or against the Merger and the Agreement by unaffiliated  stockholders voting in person or by proxy at the special meeting of stockholders called for that purpose.

3.   Each party hereto has all necessary  power and authority to enter into this letter  agreement.  This letter  agreement is the legal,  valid and binding agreement of each party hereto,  and is  enforceable  against that party in accordance with its terms,  subject to applicable  bankruptcy,  insolvency,
     fraudulent   conveyance,   reorganization,   moratorium  and  similar  laws
     affecting   creditors'  rights  and  remedies   generally  and  to  general
     principles of equity. Neither party's execution, delivery or performance of this Agreement  violates or conflicts with or will violate or conflict with any law or governmental  order applicable to that party or any agreement or instrument  to which that party is a party or by which that party is bound, and neither  party hereto will enter into or become bound by any  agreement or  instrument  that would  conflict  with or be violated  by the  parties'
     execution,  delivery or  performance  of this  Agreement.  The  Shareholder represents  and warrants that the Company's  Annual Report on Form 10-K for the Year Ended  December  31,  2003 sets forth the shares of the Company of which the  Shareholder  or any affiliate  (as defined under the  Securities
     Exchange  Act of 1934,  as amended) of the  Shareholder  is the  beneficial owner except that Manuel B. Lopez has  purchased  the shares shown as owned by Stanford E. Clark.  This letter  agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.   The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder  of any term or condition of this letter  agreement and that you shall be entitled to a temporary  restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

5.   Except to the extent that the laws of the  jurisdiction  of organization of any party hereto, or any other jurisdiction,  are of mandatory  application to matters arising under or in connection with this letter agreement,  this letter  agreement  shall be governed by the laws of the State of  Colorado, without application of choice of law principles.

6.   This letter agreement  constitutes the entire agreement between the parties hereto with respect to the matters  covered hereby and supersedes all prior agreements,  understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

7.   Except as otherwise provided herein,  this letter agreement shall terminate automatically,  without  the need for any notice or other  action by either party  upon  the  earlier  of (i)  the  date  on  which  the  Agreement  is terminated, and (ii) the Closing Date, as defined in the Agreement.

     Please  confirm  that the  foregoing  correctly  states  the  understanding between us by signing and returning to me a counterpart hereof.

                                                              Manuel B. Lopez Living Trust

                                                              /s/ Manuel B. Lopez
                                                              -----------------------------------------------------
                                                              Trustee

         Accepted and agreed to as of November 15, 2004.

                                                              Western Standard Corporation

                                                              By: /s/ James M. Peck
                                                                 --------------------------------------------------
                                                              Its:Secretary
                                                                  -------------------------------------------------

                                                                 EXHIBIT 2.1(d)
                                                           November 15, 2004

Western Standard Corporation
Post Office Box 1846
Jackson, Wyoming  83001

         Re:      Voting Agreement

Gentlemen:

     The undersigned  (the  "Shareholder")  understands that Snow King Interests
LLC ("Parent"), LZ Acquisition, Inc. ("Merger Subsidiary"), and Western Standard
Corporation ("Company"), have entered into an Agreement and Plan of Merger dated as of November 15, 2004 (the  "Agreement"),  providing  for, among other things, the merger of Merger Subsidiary into the Company (the "Merger"). Consummation of the Merger will require the approval of the shareholders of the Company.

     The  Shareholder  is a shareholder of the Company and is entering into this
letter   agreement  at  your   request,   in  exchange  for  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged.

     The Shareholder confirms its agreement with you as follows:

1.   Until the earliest  date referred to in Section 7, the  Shareholder  agrees that it will not, and will not permit any of its affiliates to, contract to sell,  sell or  otherwise  transfer  or dispose of any of its shares of the
     Company or any interest  therein or securities  convertible  into shares of the Company, or any voting rights with respect thereto,  without your prior
     written   consent,   with  any  such  consent  to  be  conditioned  on  the
     transferee's  execution and delivery to you at or prior to the time of that transfer of (i) an instrument in form and substance  reasonably  acceptable to you under which the  transferee  becomes bound by this letter  agreement with  the  same  effect  as if it  were  Shareholder  hereunder,  or (ii) a separate  agreement  containing  similar  undertakings  on  terms  no  less favorable to, and in form and substance reasonably acceptable to, you.

2.   The  Shareholder  agrees that during the term of this  agreement all of the shares of the Company  beneficially  owned by the Shareholder or any of its affiliates,  or over which the Shareholder or any such affiliate has voting power or  control,  directly  or  indirectly  (including  any  such  shares acquired  after the date  hereof),  at the record  date for any  meeting of shareholders  of the Company  called to consider and vote on the Merger and the Agreement and the transactions  contemplated thereby or any Acquisition
     Proposal  (as such term is defined in the  Agreement)  will be voted by the
     Shareholder or such affiliate,  or any representative or proxy thereof,  as applicable,  in accordance  with the majority of shares cast for or against the Merger and the Agreement by unaffiliated  stockholders voting in person or by proxy at the special meeting of stockholders called for that purpose.

3.   Each party hereto has all necessary  power and authority to enter into this letter  agreement.  This letter  agreement is the legal,  valid and binding agreement of each party hereto,  and is  enforceable  against that party in accordance with its terms,  subject to applicable  bankruptcy,  insolvency,
     fraudulent   conveyance,   reorganization,   moratorium  and  similar  laws
     affecting   creditors'  rights  and  remedies   generally  and  to  general
     principles of equity. Neither party's execution, delivery or performance of this Agreement  violates or conflicts with or will violate or conflict with any law or governmental  order applicable to that party or any agreement or instrument  to which that party is a party or by which that party is bound, and neither  party hereto will enter into or become bound by any  agreement or  instrument  that would  conflict  with or be violated  by the  parties'
     execution,  delivery or  performance  of this  Agreement.  The  Shareholder represents  and warrants that the Company's  Annual Report on Form 10-K for the Year Ended  December  31,  2003 sets forth the shares of the Company of which the  Shareholder  or any affiliate  (as defined under the  Securities
     Exchange  Act of 1934,  as amended) of the  Shareholder  is the  beneficial owner except that Manuel B. Lopez has  purchased  the shares shown as owned by Stanford E. Clark.  This letter  agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.   The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder  of any term or condition of this letter  agreement and that you shall be entitled to a temporary  restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

5.   Except to the extent that the laws of the  jurisdiction  of organization of any party hereto, or any other jurisdiction,  are of mandatory  application to matters arising under or in connection with this letter agreement,  this letter  agreement  shall be governed by the laws of the State of  Colorado, without application of choice of law principles.

6.   This letter agreement  constitutes the entire agreement between the parties hereto with respect to the matters  covered hereby and supersedes all prior agreements,  understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

7.   Except as otherwise provided herein,  this letter agreement shall terminate automatically,  without  the need for any notice or other  action by either party  upon  the  earlier  of (i)  the  date  on  which  the  Agreement  is terminated, and (ii) the Closing Date, as defined in the Agreement.

     Please  confirm  that the  foregoing  correctly  states  the  understanding between us by signing and returning to me a counterpart hereof.

                                                              Deborah W. Lopez Living Trust

                                                              /s/ Deborah W. Lopez
                                                              -----------------------------------------------------
                                                              Trustee

         Accepted and agreed to as of November 15, 2004.

                                                              Western Standard Corporation

                                                              By: /s/ James M. Peck
                                                                 --------------------------------------------------
                                                              Its:Secretary
                                                                  -------------------------------------------------

                                                                 EXHIBIT 2.1(e)
                                                           November 15, 2004

Western Standard Corporation
Post Office Box 1846
Jackson, Wyoming  83001

         Re:      Voting Agreement

Gentlemen:

     The undersigned  (the  "Shareholder")  understands that Snow King Interests
LLC ("Parent"), LZ Acquisition, Inc. ("Merger Subsidiary"), and Western Standard
Corporation ("Company"), have entered into an Agreement and Plan of Merger dated as of November 15, 2004 (the  "Agreement"),  providing  for, among other things, the merger of Merger Subsidiary into the Company (the "Merger"). Consummation of the Merger will require the approval of the shareholders of the Company.

     The  Shareholder  is a shareholder of the Company and is entering into this
letter   agreement  at  your   request,   in  exchange  for  good  and  valuable
consideration, the receipt and sufficiency of which is hereby acknowledged.

     The Shareholder confirms its agreement with you as follows:

1.   Until the earliest  date referred to in Section 7, the  Shareholder  agrees that it will not, and will not permit any of its affiliates to, contract to sell,  sell or  otherwise  transfer  or dispose of any of its shares of the
     Company or any interest  therein or securities  convertible  into shares of the Company, or any voting rights with respect thereto,  without your prior
     written   consent,   with  any  such  consent  to  be  conditioned  on  the
     transferee's  execution and delivery to you at or prior to the time of that transfer of (i) an instrument in form and substance  reasonably  acceptable to you under which the  transferee  becomes bound by this letter  agreement with  the  same  effect  as if it  were  Shareholder  hereunder,  or (ii) a separate  agreement  containing  similar  undertakings  on  terms  no  less favorable to, and in form and substance reasonably acceptable to, you.

2.   The  Shareholder  agrees that during the term of this  agreement all of the shares of the Company  beneficially  owned by the Shareholder or any of its affiliates,  or over which the Shareholder or any such affiliate has voting power or  control,  directly  or  indirectly  (including  any  such  shares acquired  after the date  hereof),  at the record  date for any  meeting of shareholders  of the Company  called to consider and vote on the Merger and the Agreement and the transactions  contemplated thereby or any Acquisition
     Proposal  (as such term is defined in the  Agreement)  will be voted by the
     Shareholder or such affiliate,  or any representative or proxy thereof,  as applicable,  in accordance  with the majority of shares cast for or against the Merger and the Agreement by unaffiliated  stockholders voting in person or by proxy at the special meeting of stockholders called for that purpose.

3.   Each party hereto has all necessary  power and authority to enter into this letter  agreement.  This letter  agreement is the legal,  valid and binding agreement of each party hereto,  and is  enforceable  against that party in accordance with its terms,  subject to applicable  bankruptcy,  insolvency,
     fraudulent   conveyance,   reorganization,   moratorium  and  similar  laws
     affecting   creditors'  rights  and  remedies   generally  and  to  general
     principles of equity. Neither party's execution, delivery or performance of this Agreement  violates or conflicts with or will violate or conflict with any law or governmental  order applicable to that party or any agreement or instrument  to which that party is a party or by which that party is bound, and neither  party hereto will enter into or become bound by any  agreement or  instrument  that would  conflict  with or be violated  by the  parties'
     execution,  delivery or  performance  of this  Agreement.  The  Shareholder represents  and warrants that the Company's  Annual Report on Form 10-K for the Year Ended  December  31,  2003 sets forth the shares of the Company of which the  Shareholder  or any affiliate  (as defined under the  Securities
     Exchange  Act of 1934,  as amended) of the  Shareholder  is the  beneficial owner except that Manuel B. Lopez has  purchased  the shares shown as owned by Stanford E. Clark.  This letter  agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.   The Shareholder agrees that damages are an inadequate remedy for the breach by Shareholder  of any term or condition of this letter  agreement and that you shall be entitled to a temporary  restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

5.   Except to the extent that the laws of the  jurisdiction  of organization of any party hereto, or any other jurisdiction,  are of mandatory  application to matters arising under or in connection with this letter agreement,  this letter  agreement  shall be governed by the laws of the State of  Colorado, without application of choice of law principles.

6.   This letter agreement  constitutes the entire agreement between the parties hereto with respect to the matters  covered hereby and supersedes all prior agreements,  understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

7.   Except as otherwise provided herein,  this letter agreement shall terminate automatically,  without  the need for any notice or other  action by either party  upon  the  earlier  of (i)  the  date  on  which  the  Agreement  is terminated, and (ii) the Closing Date, as defined in the Agreement.

     Please  confirm  that the  foregoing  correctly  states  the  understanding between us by signing and returning to me a counterpart hereof.

                                                              /s/ James M. Peck
                                                              -----------------------------------------------------
                                                              James M. Peck, Trustee

         Accepted and agreed to as of November 15, 2004.

                                                              Western Standard Corporation

                                                              By: /s/ James M. Peck
                                                                 --------------------------------------------------
                                                              Its:Secretary
                                                                  -------------------------------------------------